SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CEDAR REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CEDAR REALTY TRUST

2017 Proxy Statement
and
Notice of Annual Meeting

2017 Proxy Statement

and

Notice of Annual Meeting

March 23, 2017

Dear Fellow Stockholders:

Please join me and the Board of Directors at our 2017 Annual Meeting of Stockholders, which will be held on Tuesday, May 2, 2017, at our offices in Port Washington, New York. The business we will conduct at the meeting is described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

We worked hard in 2016 to continue our commitment to our stockholders. We welcome the opportunity to present you with the information contained in this Proxy Statement and we hope that, after you review it, you will vote at the meeting (either in person or by proxy) in accordance with our Board of Directors’ recommendations.

Your vote is important. Whether or not you plan to attend the meeting, please vote your shares as soon as possible electronically through the Internet, by telephone, or by completing, signing and returning the enclosed proxy card. If you vote electronically or by telephone, you do not need to return the enclosed proxy card. More detailed instructions on how to vote are provided on pages 8-10 of the Proxy Statement.

Our Board of Directors greatly appreciates your investment, confidence, and continued support.

Sincerely,

BRUCE J. SCHANZER
President and Chief Executive Officer

CEDAR REALTY TRUST, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 2, 2017

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cedar Realty Trust, Inc. (the “Company”) will be held at the offices of the Company, 44 South Bayles Avenue, Port Washington, NY 11050, on Tuesday, May 2, 2017 at 10:00 in the morning for the following purposes:

1.	To elect seven directors.

2.	To approve the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

3.	To vote upon an advisory (non-binding) resolution to approve the compensation of our named executive officers.

4.	To vote upon an advisory (non-binding) resolution on the frequency of future advisory votes to approve the compensation of our named executive officers.

5.	To approve the Company’s 2017 Stock Incentive Plan as adopted by the Company’s Board of Directors on March 14, 2017.

In addition, stockholders will transact any other business that properly comes before the meeting or any adjournment thereof.

The Company recommends a vote “FOR” proposals 1, 2, 3 and 5 and for every “1 YEAR” on proposal 4. You should carefully review the accompanying Proxy Statement which contains additional information.

Stockholders of record in our common stock at the close of business on March 10, 2017 shall be entitled to notice of, and to vote at, the meeting.

THE PROXY STATEMENT AND OUR 2016 ANNUAL REPORT ARE AVAILABLE AT

HTTP://WWW.CEDARREALTYTRUST.COM.

Sincerely,

ADINA G. STORCH, ESQ.
Executive Vice President, General Counsel and Corporate Secretary

Dated: March 23, 2017

Port Washington, NY

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

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ii  |       2017 Proxy Statement

PROXY STATEMENT SUMMARY

The following is a summary which highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you are urged to read the entire Proxy Statement carefully before voting.

Information About Our 2017 Annual Meeting of Stockholders

DATE AND TIME:	Tuesday, May 2, 2017 at 10:00 a.m. local time

PLACE:	44 South Bayles Avenue, Port Washington, NY 11050

RECORD DATE:	Friday, March 10, 2017

Item of Business and Board of Directors Vote Recommendations

Proposal		Board Vote Recommendation	Page Number
Proposal 1:	To elect seven directors to serve until the next annual meeting of stockholders or until earlier death, resignation or removal	✓ FOR	11
Proposal 2:	Ratification of the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2017	✓ FOR	49
Proposal 3:	Advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement	✓ FOR	50
Proposal 4:	Advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers	1 Year	51
Proposal 5:	To approve the 2017 Stock Incentive Plan, as approved by the Board of Directors on March 14, 2017	✓ FOR	52

Our Director Nominees (Page 11)

Name	Age	Director Since	Independent	AC	CC	N/ CGC
Abraham Eisenstat	47	2015	Yes
Gregg A. Gonsalves(1)	49	2017	Yes
Pamela N. Hootkin	69	2008	Yes		C
Paul G. Kirk, Jr.	79	2010	Yes			C
Steven G. Rogers	62	2016	Yes	C
Bruce J. Schanzer(2)	48	2011	No
Roger M. Widmann(3)	77	2003	Yes
(1)	If elected at the Annual Meeting, Mr. Gonsalves will serve on the Company’s Audit and Compensation Committees.

(2)	President and Chief Executive Officer

(3)	Chairman of the Board

KEY: AC = Audit Committee     CC = Compensation Committee

N/CGC = Nominating/Corporate Governance Committee      = Member     C = Chair

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Information About Our Board and Committees (Pages 11, 20)

	Number of Members(1)	Independent	Number of Meetings During 2016
Full Board of Directors	7	85.7%	11
Audit Committee(2)	4	100.0%	5
Compensation Committee	3	100.0%	7
Nominating/Corporate Governance Committee(2)	5	100.0%	5
(1)	As of March 14, 2017.

(2)	James J. Burns will remain a member of the Audit and Nominating/Corporate Governance Committees until his retirement as a director of the Company, effective as of the Annual Meeting of Stockholders to be held on May 2, 2017.

Our Corporate Governance (Page 16)

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance include:

WHAT WE DO:	WHAT WE DON’T DO:
✓ 86% Independent Directors. Six of the seven directors nominated for election at the Annual Meeting are “independent” as defined by the New York Stock Exchange listing standards.

X  No Hedging of Our Securities. Our anti-hedging policy prohibits our directors, executives and employees from engaging in transactions designed to hedge against losses from their ownership of our shares.

✓ Independent Chairman. Our Chairman of the Board is an independent director, which strengthens the role of our independent directors and encourages independent Board leadership.	X No Pledging of Our Securities. None of our current executive officers or directors are permitted to pledge our common shares or limited partnership units for margin or other loans.
✓ Entirely Independent Committees. All of the members of our Audit, Compensation, and Nominating/Corporate Governance Committees are independent.	X No Related Party Transactions. We do not currently have any related party transactions and have stringent related party transaction review procedures.
✓ Majority Voting for Directors. Our directors must be elected by a majority of votes cast in contested elections.	X No Poison Pill. The Company does not have a “poison pill” or a shareholder rights plan in place.
✓ Diversified Tenure of Directors. The composition of our Board carefully balances the importance of Board refreshment with long-term experience and knowledge of our Company.	X No Tax Gross-Ups on Perquisites. Our named executive officers are not entitled to U.S. Federal income tax gross-ups on perquisites.

✓ Frequent Stockholder Engagement. In response to stockholder concerns, the Company: (i) amended its executive employment agreements to provide for “double trigger” cash severance following a change in control, and (ii) will require a minimum vesting period of one-year applicable to all types of equity awards granted under the 2017 Stock Incentive Plan, subject to a 5% carve out, and a minimum three-year vesting period for time-based restricted stock awards.

X No Classified Board. All of our directors are elected annually for one-year terms.

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WHAT WE DO:	WHAT WE DON’T DO:

✓ Share Ownership Guidelines. Our share ownership guidelines require that our CEO and other named executive officers own shares or limited partnership units with an aggregate value of 4x or 2x base salary, respectively. All non-employee directors must hold shares or limited partnership units with an aggregate value of 4x the equity portion of their annual retainer.

✓ Risk Oversight by Full Board. Our full Board receives quarterly risk assessment presentations that are both quantitative and qualitative in nature, which enables our directors to focus their attention on mitigating the risks that are most significant to us and our business.

✓ Annual Board and Committee Self-Evaluations. Each year, the Nominating/Corporate Governance Committee oversees a robust self-assessment of the Board and each of its committees, during which directors are asked to consider the Board’s composition and structure, key responsibilities, and meetings, among other criteria. Committees also conduct their own evaluations separately.

✓ Regular Executive Sessions of Independent Directors. Our non-executive Chairman and the other non-employee directors of our Board are actively involved in corporate governance matters and meet in executive session several times during the year.

Independent Registered Public Accounting Firm (Page 49)

Ernst & Young LLP, independent registered public accounting firm, served as our auditors for fiscal year 2016. Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal year 2017. Although it is not required to do so, the Board is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of our stockholders regarding such selection. Below is summary information about Ernst & Young’s fees for services during fiscal years 2016 and 2015:

Description of Services	2016	2015
Audit Fees	$884,000	$795,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

TOTAL	$884,000	$795,000

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Executive Compensation Matters (Page 50)

We are requesting your non-binding vote to approve the compensation of our named executive officers as described on pages 26 through 45 of this Proxy Statement. The goals for our executive compensation program are to:

•	attract, retain and motivate effective executive officers,

•	align the interests of our executive officers with the interests of the Company and our stockholders,

•	incentivize our executive officers based on clearly defined performance goals and measures of successful achievement, and

•	align market competitive compensation with our short-term and long-term performance.

Our Compensation Committee determines the form and amount of compensation, as well as the overall structure of our executive compensation program. The Compensation Committee has the sole authority to retain and terminate any compensation consultants used to assist in establishing compensation for our executive officers and to approve such consultants’ fees and other retention terms. The Compensation Committee has engaged Mercer (US) Inc., a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., as its independent compensation consultant.

The compensation of our named executive officers is primarily comprised of a mix of base salary, short-term cash incentive compensation and long-term equity incentive compensation, and is determined based on the consideration of a number of factors described in more detail in the section entitled, “Compensation Discussion and Analysis — Executive Summary.”

Our compensation policies and programs are built upon the strong foundation of corporate governance and compensation best practices, including:

WHAT WE DO:	WHAT WE DON’T DO:

✓ Pay for Performance. We align our executive compensation with stockholder returns by providing a significant portion of our named executive officers’ compensation in the form of awards tied to our short- and long-term strategy and measurable performance.

X No Action Without Stockholder Approval. We may not adopt new equity incentive plans or make material amendments to existing ones without the prior approval of our stockholders.
✓ Caps on Individual Incentive Awards. We include caps on individual payouts in our annual and long-term incentive plan.	X No Excessive Perquisites. We do not provide any excessive perquisites to our executive officers or directors.
✓ Share Ownership Guidelines. We implement and require compliance with meaningful share ownership guidelines for our directors and named executive officers.	X No Repricing of Stock Options. We do not permit repricing or buyouts of stock options granted by the Company without prior stockholder approval.

✓  Annual Compensation Committee Assessments. Each year, the Compensation Committee assesses: (i) its structure, (ii) performance, (iii) its role and the responsibilities articulated in the committee charter, (iv) the composition of the committee, and (v) the conduct of committee meetings.

X  No Recent Grants of Stock Options. The Company typically provides restricted stock awards with performance- or time-based vesting requirements and has not granted any stock options in over fifteen years.

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WHAT WE DO:	WHAT WE DON’T DO:

✓  Engage with Our Stockholders on Compensation Matters. In response to constructive feedback from our stockholders last year, we adopted “double-trigger” conditions for payment of cash severance to our named executive officers. We will also require a minimum vesting period of one-year applicable to all types of equity awards granted under the 2017 Stock Incentive Plan, subject to a 5% carve out, and a minimum three-year vesting period for time-based restricted stock awards.

X  No Liberal Share Recycling. Pursuant to the terms of the 2017 Stock Incentive Plan that is being submitted to stockholders for approval at the Annual Meeting, shares tendered or held back for taxes or to cover the exercise price of an option will not be added back to the reserve pool under the 2017 Plan. Similarly, shares we reacquire in the open market will not be added to the reserve pool.

✓ Independent Compensation Consultant. We retain an independent compensation consultant to advise the Compensation Committee.	X No Supplemental Retirement Benefits for Executives. We do not have any supplemental executive retirement plans.

✓ Double-Trigger Condition for Payment of Severance for Named Executive Officers. The employment agreements of our senior executive officers provide for satisfaction of “double trigger” conditions for payment of any cash severance amounts following a change in control.

X  No Compensation or Incentives that Encourage Unnecessary or Excessive Risk. While our compensation program rewards our senior management for achievement of short- and long-term strategic and operational goals and, for the CEO, achievement of a TSR goal, our Compensation Committee reviews external market considerations, internal considerations and the long-term interests of our stockholders, to ensure that excessively risky behaviors are not incentivized.

✓ Entirely Independent Compensation Committee. We have a Compensation Committee comprised entirely of independent directors.

The key components of our named executive officers’ compensation are described in more detail in the following table:

Compensation Component	Objectives Associated with the Compensation Component

Base Salary	• Designed to reward individual effort associated with job-related duties and to attract and retain talented executive officers for our Company.
Annual Bonus (Short-Term Incentive Compensation)

•   Designed to encourage outstanding individual and Company performance by motivating the named executive officers to achieve short-term Company and individual goals, rewarding performance measured against key annual strategic objectives.

Long-Term Incentive Compensation

•   Our long-term incentive compensation is designed to foster significant ownership of our common stock by our executive officers, thereby aligning the interests of our executive officers with our stockholders and motivating our executive officers to achieve long-term growth and success for our Company.

Our stockholders have consistently supported our executive compensation program. At our 2016 Annual Meeting of Stockholders, the stockholders voted to approve our resolution seeking advisory approval of the compensation of our named executive officers. While we have consistently had solid stockholder support for our executive compensation program, we continue to engage in dialogue with

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stockholders on executive compensation issues. As an example, in response to valued feedback received from our stockholders, we amended our named executive officer employment agreements in 2016 to remove “modified single-trigger” cash severance provisions and to provide for satisfaction of “double trigger” conditions for payment of cash severance following a change in control. In addition, in response to constructive feedback from our stockholders, we will require a minimum vesting period of one-year applicable to all types of equity awards granted under the 2017 Stock Incentive Plan, subject to a 5% carve out, and a minimum three-year vesting period for time-based restricted stock awards.

Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers (Page 51)

In accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company provides stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. Under the Dodd-Frank legislation, stockholders are required to vote, on a non-binding advisory basis, on the frequency of the “say-on-pay” vote at least once every six years. Accordingly, this year the Company is providing stockholders with the opportunity to cast a non-binding, advisory vote on whether future advisory votes to approve the compensation of named executive officers should be held every one year, two years, or three years.

Since 2011, when our stockholders voted on an advisory basis in favor of annual say-on-pay votes, the Company has held such votes every year. We continue to believe that say-on-pay votes should be conducted every year so that our stockholders may annually express their views on our executive compensation program, and because it is market practice to hold annual say-on-pay votes.

Approval of the 2017 Stock Incentive Plan (Page 52)

At the Annual Meeting, stockholders will be asked to approve the Company’s 2017 Stock Incentive Plan, which was adopted by the Board of Directors on March 14, 2017, subject to stockholder approval. The 2017 Stock Incentive Plan reserves an aggregate of 4,000,000 shares for issuance and imposes an overall cap on annual per director compensation. In addition, the 2017 Incentive Plan implements numerous best-practice enhancements with respect to equity compensation.

In the event that the 2017 Stock Incentive Plan is approved, it will replace the Company’s 2012 Stock Incentive Plan, effective as of the date of such approval, whereupon no further awards will be made under the 2012 Stock Incentive Plan. In addition, the Board has determined to make awards covering no more than 50,000 shares under the 2012 Stock Incentive Plan between March 14, 2017 and the effective date of the 2017 Stock Incentive Plan, if approved, and such reserve will be used exclusively, if at all, in connection with recruitment and hiring efforts.

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Why You Should Vote to Approve the 2017 Stock Incentive Plan

✓	Permits continued alignment with stockholders’ interests through use of equity compensation
✓	Awards would not have a material dilutive effect
✓	Historically responsible grant practices
✓	Minimum one-year vesting for all types of equity awards, subject to a 5% carve out, and a minimum three-year vesting period for time-based restricted stock awards
✓	No repricing of options or SARs without prior stockholder approval
✓	No liberal share recycling
✓	Any material plan amendments require stockholder approval
✓	Caps on annual equity awards
✓	Cap on annual director compensation
✓	Board commitment to grant future awards covering no more than 50,000 additional shares under the 2012 Plan if and until the 2017 Plan is approved at the Annual Meeting

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PROXY STATEMENT

CEDAR REALTY TRUST, INC.

44 SOUTH BAYLES AVENUE, SUITE 304

PORT WASHINGTON, NEW YORK 11050

PROXY STATEMENT

We are sending you this Proxy Statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cedar Realty Trust, Inc., a Maryland corporation (the “Company”), for use at the 2017 Annual Meeting of Stockholders or any adjournment thereof. The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2016 is being mailed herewith to each stockholder of record. Stockholders may obtain a copy of the Company’s 2016 Annual Report on Form 10-K, without charge, by writing to the Company at 44 South Bayles Avenue, Port Washington, New York 11050, Attention: Investor Relations. The 2016 Annual Report on Form 10-K is also available on the Company’s website, www.cedarrealtytrust.com.

It is intended that this Proxy Statement and form of Proxy will first be sent or given to stockholders on or about March  14, 2017.

ABOUT THE ANNUAL MEETING

When and where is the Annual Meeting?

The Company’s 2017 Annual Meeting of Stockholders will be held on Tuesday, May 2, 2017 at 10:00 a.m. local time at 44 South Bayles Avenue, Port Washington, New York 11050.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote on the following proposals:

1.	To elect seven directors.

2.	To approve the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

3.	To vote upon an advisory (non-binding) resolution to approve the compensation of our named executive officers.

4.	To vote upon an advisory (non-binding) resolution on the frequency of future advisory votes to approve the compensation of our named executive officers.

5.	To approve the Company’s 2017 Stock Incentive Plan, as adopted by the Company’s Board of Directors on March 14, 2017.

In addition, stockholders will transact any other business that properly comes before the Annual Meeting or any postponement or adjournment thereof.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, March 10, 2017, are entitled to notice of and to vote at the Annual Meeting. Stockholders are entitled to cast one vote for each share held by them on each matter to be voted upon.

What constitutes a quorum?

On March 10, 2017, the Company had 85,541,207 shares of common stock outstanding and entitled to vote with respect to all matters to be acted upon at the meeting. Each holder of common stock is entitled to one vote for each share of stock held by such holder. The presence of holders representing a majority of all the votes entitled to be cast at the meeting will constitute a quorum at the meeting. In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

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PROXY STATEMENT

Can I revoke my proxy?

Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if a stockholder is present at the meeting, he may elect to revoke his proxy and vote his shares personally. Votes for shares held by a bank, broker or other holder of record, may be revoked by a stockholder submitting new voting instructions to the bank, broker or other holder of record or, if a stockholder has obtained a legal proxy from the bank, broker or other holder of record giving him the right to vote the shares at the Annual Meeting, by attending the Annual Meeting and voting in person.

What vote is required to approve each matter?

Assuming the presence of a quorum, each of Proposals 1, 2, 3 and 5 must receive the affirmative vote of a majority of the shares of common stock duly present or represented by proxy at the Annual Meeting in order to pass. Accordingly, abstentions will have the same effect as a vote against each of these proposals, while broker non-votes will not be counted in determining the outcome of any of these proposals. The proposal to approve the compensation of our named executive officers is advisory only and is not binding on the Company or the Board.

For purposes of Proposal 4, the vote on the frequency of future advisory votes to approve the compensation of our named executive officers, the affirmative vote of a plurality of the votes cast on the matter at our Annual Meeting in person or by proxy is required for approval. This means that the option receiving the greatest number of votes (every 1 year, 2 years or 3 years) will be considered the preferred frequency of the stockholders. For purposes of this proposal, abstentions and broker non-votes, if any, are not counted as votes cast and therefore will not be counted in determining the preferred frequency of the stockholders. This proposal is advisory only and is not binding on the Company or the Board.

What if I hold my shares in street name?

Brokers do not have discretionary authority to vote with respect to any of the proposals, except with respect to the ratification of Ernst & Young as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017. Under the rules of the New York Stock Exchange, the proposal to ratify the appointment of Ernst & Young LLP is considered a routine item. Accordingly, if you hold your shares in street name and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on this proposal. If your broker exercises this discretion, your shares will be counted as present for purposes of determining the presence of a quorum at our Annual Meeting and will be voted in the manner directed by your broker on the proposal to ratify Ernst & Young as our independent registered public accounting firm, but your shares will constitute broker non-votes on each of the other proposals at our Annual Meeting. On all other proposals, your broker is not permitted to vote your shares without your instructions and uninstructed shares are considered broker non-votes. Accordingly, a broker non-vote will not be counted in determining the outcome of the vote on these matters. If your shares are held by a broker, the broker will ask you how you want to vote your shares.

If you provide the broker with instructions, your shares will be voted in accordance with your instructions. If you do not give any instruction on any of the proposals, then with respect to the election of directors, the approval of the 2017 Stock Incentive Plan, the advisory vote to approve the compensation of our named executive officers, and the advisory vote on the frequency of holding future advisory votes to approve the compensation of our named executive officers, your shares will not be voted. Therefore, it is important that you give instructions to your broker as to how to vote your shares.

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PROXY STATEMENT

Even if you plan to attend the Annual Meeting, we recommend that you submit the enclosed proxy to vote your shares in advance so that your vote will be counted if you later are unable to attend the Annual Meeting.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. When used in this annual report, the words “estimated”, “anticipated”, “expect”, “believe”, “intend” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of strategy, plans or intentions of management. Forward-looking statements are subject to risks, uncertainties, and assumptions about the Company and future events, and actual results, financial and otherwise, may differ materially from the results discussed in the forward- looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events.

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PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to the Company’s Articles of Incorporation and By-Laws, as amended, the director nominees elected at this meeting will be elected to serve one-year terms that expire upon the date of the next Annual Meeting of Stockholders or earlier death, resignation or removal.

It is intended that the accompanying form of Proxy will be voted for the nominees set forth below. If, in the Board’s judgment, some unexpected occurrence should make necessary the substitution of some other person or persons for one or more of these nominees, shares will be voted for such other persons as the Board may select.

The Board is not aware that any nominee may be unable or unwilling to serve as a director. James J. Burns, a current director, has advised our Nominating/Corporate Governance Committee that he will retire and will not stand for reelection at the 2017 Annual Meeting. The Company acknowledges the outstanding service rendered by Mr. Burns during his nearly sixteen year tenure on the Board.

The following table sets forth certain information with respect to the seven director-nominees:

Abraham Eisenstat

Principal Occupation and Positions Held

•  Age: 47

•  Year in which First Elected a Director: 2015

•  Committee(s) Served: A member of the Audit Committee and the Nominating/Corporate Governance Committee

•  Principal Occupation and Other Information: Mr. Eisenstat is a co-founder of Eisenstat Capital Partners LP, formerly Dabroes Management LP, a European long/short equity fund founded in 2008. Prior to starting the firm, Mr. Eisenstat was a managing director at Caxton International where for five years he co-ran a European long/short equity fund. Prior thereto, Mr. Eisenstat ran a similar fund at S.A.C. Capital. Mr. Eisenstat covered European equities as a generalist analyst for over six years at Noble Partners, Chestnut Hill Management and Teton Partners. Prior to joining the investment management industry, Mr. Eisenstat acted as research assistant to historian Sir Martin Gilbert and studied international relations at the Fletcher School of Law and Diplomacy in Boston, and Philosophy, Politics, and Economics at Oxford University. He graduated with honors from Baruch College of the City University of New York.

Mr. Eisenstat’s qualifications for Board membership include his extensive knowledge of and success in the investment management industry, which, among other things, qualifies him as a financial expert on the Audit Committee.

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PROPOSAL 1: ELECTION OF DIRECTORS

Gregg A. Gonsalves

Principal Occupation and Positions Held

•  Age: 49

•  Year in which First Elected a Director: 2017 (if elected)

•  Committee(s) Served: If elected, Mr. Gonsalves will serve as a member of the Audit and Compensation Committees

•  Principal Occupation and Other Information: Mr. Gonsalves has been an Advisory Partner with Integrated Capital LLC, a leading, hotel-focused, private real estate advisory and investment firm since 2013. Prior to joining Integrated Capital LLC, Mr. Gonsalves was a Managing Director in Goldman, Sachs & Co.’s Real Estate Merger & Acquisition Business, where he was the partner responsible for this business unit. In his 20-year career at Goldman Sachs, Mr. Gonsalves completed over 50 M&A transactions worth approximately $100 billion in deal value, working with a variety of companies in a wide range of industries. Mr. Gonsalves has served on the board of POP Tracker LLC, a private LLC based in the U.S., since 2013. He also worked at Mobil Oil Corporation as a sales engineer from 1989 to 1991. Mr. Gonsalves is presently Chairman of the Board of Directors of the Jackie Robinson Foundation, where he has served as a board member for approximately the past ten years. Mr. Gonsalves received a B.S. from Columbia University and received an M.B.A. from the Harvard Graduate School of Business.

Mr. Gonsalves’ qualifications for Board membership include his extensive experience in real estate and finance, having had a distinguished career in real estate investment banking.

Pamela N. Hootkin

Principal Occupation and Positions Held

•  Age: 69

•  Year in which First Elected a Director: 2008

•  Committee(s) Served: Chair of the Compensation Committee and a member of the Audit Committee

•  Principal Occupation and Other Information: Ms. Hootkin, a director since June 2008 and a member of the Audit Committee and Chairperson of the Compensation Committee, retired at the end of April 2012 from her position as senior vice president at PVH Corp. (formerly Phillips-Van Heusen Corporation), a position she held since May 2010. She joined PVH Corp. in 1988 as vice president, treasurer and corporate secretary; in 1999 she became vice president, treasurer and director of investor relations, and in June 2007 she became senior vice president, treasurer and director of investor relations. From 1986 to 1988, Ms. Hootkin was vice president and chief financial officer of Yves Saint Laurent Parfums, Inc. From 1975 to 1986, she was employed by Squibb Corporation in various capacities, with her last position being vice president and treasurer of a division of Squibb. Ms. Hootkin is a vice chair of the board of Safe Horizon, New York (a not-for-profit organization) where she also serves on the executive, finance (chair) and investment committees. Ms. Hootkin received a B.A. from the State University of New York at Binghamton and an M.A. from Boston University.

Ms. Hootkin brings to the Board expertise in finance, investor relations and the retail industry. She serves as a financial expert on the Audit Committee, while also bringing gender diversity to the Board.

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PROPOSAL 1: ELECTION OF DIRECTORS

Paul G. Kirk, Jr.

Principal Occupation and Positions Held

•  Age: 79

•  Year in which First Elected a Director: 2010 (Mr. Kirk served as a director from 2005 to September 2009, when he resigned to accept appointment as a United States Senator for Massachusetts to succeed the late Senator Edward M. Kennedy. Mr. Kirk was subsequently re-elected to the Board in June 2010)

•  Committee(s) Served: Chair of the Nominating/Corporate Governance Committee and a member of the Compensation Committee

•  Principal Occupation and Other Information: Mr. Kirk is a retired partner of the law firm of Sullivan & Worcester, LLP of Boston, MA. He was a member of the firm from 1977 through 1990. He also serves as Chairman and CEO of Kirk & Associates, Inc., a business advisory and consulting firm. He previously served on the boards of directors of Rayonier, Incorporated (a real estate investment trust listed on the New York Stock Exchange) (from 1994 to 2011), and Hartford Financial Services Group, Inc. (from 1995 to 2014 (both excluding his term in the United States Senate)), ITT Corporation (from 1989 to 1997) and Bradley Real Estate, Inc. (from 1991 to 2000), a real estate investment trust that was subsequently acquired by Heritage Property Investment Trust, Inc. Mr. Kirk was a founding director of the John F. Kennedy Library Foundation and served as its Chairman from 1992 to 2009. He was a founding director of the Commission on Presidential Debates and served as its Co-Chairman from 1987 to 2009 and a founding director of the Edward M. Kennedy Institute for the United States Senate, serving from 2007 to 2009. From 1985 to 1989, Mr. Kirk served as Chairman of the Democratic Party of the United States, and from 1983 to 1985 as its Treasurer. He is Chairman Emeritus of the National Democratic Institute for International Affairs whose board he chaired from 1990 to 2000. A graduate of Harvard College and Harvard Law School, Mr. Kirk is past-Chairman of the Harvard Board of Overseers’ Nominating Committee and of the Harvard Board of Overseers’ Committee to Visit the Department of Athletics, and is an honorary member of Harvard College’s Phi Beta Kappa. A retired Captain in the U.S. Army Reserves, he has received many awards for civic leadership and public service, including honorary doctors of law degrees from Stonehill College and the Southern New England School of Law.

Senator Kirk has extensive legal experience and experience in government and public affairs. He also has had experience as a director of two other REITs, as well as several other public companies.

    2017 Proxy Statement  |  13

PROPOSAL 1: ELECTION OF DIRECTORS

Steven G. Rogers

Principal Occupation and Positions Held

•  Age: 62

•  Year in which First Elected a Director: 2016

•  Committee(s) Served: Chair of the Audit Committee and a member of the Nominating/Corporate Governance Committee

•  Principal Occupation and Other Information: Mr. Rogers is currently the managing member of Rogers & Associates, LLC, a provider of specialized solutions and board level advisory work for principals and institutional owners in the real estate industry. Mr. Rogers serves as Chairman of the Board of RREEF America REIT III, independent director of RREEF America REIT II, Chairman of the Board of Net Lease Alliance, a founding director of First Commercial Bank and executive-in-residence for Millsaps College Else School of Management. Prior to founding Rogers & Associates, LLC, Mr. Rogers led Parkway Properties, Inc., a NYSE-listed REIT, for 25 years, most recently as its president and chief executive officer, and served on its board of directors. Mr. Rogers also served on the board of governors of NAREIT for six years, including two terms as audit chair. He graduated from the University of Mississippi magna cum laude, served in the U.S. Army as an infantry officer ultimately earning the rank of captain, and received an M.B.A. from Harvard Business School.

Mr. Rogers brings to the Board specialized knowledge of the REIT industry and corporate governance having served as President and CEO of another NYSE-listed REIT for 25 years and having served on the NAREIT Board of Governors, including as its Audit Committee Chair. Mr. Rogers’ prior executive and audit experience qualifies him as a financial expert on the Audit Committee.

Bruce J. Schanzer

Principal Occupation and Positions Held

•  Age: 48

•  Year in which First Elected a Director: 2011

•  Committee(s) Served: None

•  Principal Occupation and Other Information: Mr. Schanzer has been President, Chief Executive Officer and a director of the Company since June 2011. Prior thereto and since 2007, Mr. Schanzer was employed by Goldman Sachs & Co., with his last position being a managing director in the real estate investment banking group. From 2001 to 2007, Mr. Schanzer was employed by Merrill Lynch, with his last position being vice president in the real estate investment banking group. Earlier in his career, Mr. Schanzer practiced real estate law for six years in New York. Mr. Schanzer received a B.A. from Yeshiva College, where he is now a member of its Board of Trustees, an M.B.A. from the University of Chicago, and a J.D. from Benjamin N. Cardozo School of Law, where he was a member of the Law Review.

Mr. Schanzer has been involved in real estate as an attorney and investment banker and presently is President and Chief Executive Officer of the Company. Mr. Schanzer has extensive knowledge about the Company, its operations and the retail shopping center industry.

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PROPOSAL 1: ELECTION OF DIRECTORS

Roger M. Widmann

Principal Occupation and Positions Held

•  Age: 77

•  Year in which First Elected a Director: 2003

•  Committee(s) Served: A member of the Compensation Committee and the Nominating/Corporate Governance Committee

•  Principal Occupation and Other Information: Mr. Widmann, an investment banker, has served as a director since 2003 and has been non-executive Chairman of the Board since June 2011. He was a principal of the investment banking firm of Tanner & Co., Inc. from 1997 to 2004. From 1986 to 1995, Mr. Widmann was a senior managing director of Chemical Securities, Inc., a subsidiary of Chemical Banking Corporation (now JPMorgan Chase Corporation). Prior to joining Chemical Securities, Inc., Mr. Widmann was a founder and managing director of First Reserve Corporation, the largest independent energy investing firm in the United States. Previously, he was senior vice president with the investment banking firm of Donaldson, Lufkin & Jenrette, responsible for the firm’s domestic and international investment banking business. He had also been a vice president with New Court Securities (now Rothschild, Inc.). He was a director of Lydall, Inc. (listed on the New York Stock Exchange), a manufacturer of thermal, acoustical and filtration materials, from 1974 to 2004, and its Chairman from 1998 to 2004. He is a director of Standard Motor Products, Inc. (listed on the New York Stock Exchange), a manufacturer of automobile replacement parts, is Chairman of Keystone National Group, a managing partner of private equity funds, and is Chairman and CEO of Cutwater Associates LLC, a corporate advisory firm. He is also a senior moderator of the Aspen Seminar at The Aspen Institute and a member of the Leadership Council of the Committee to Protect Journalists. Mr. Widmann received a B.A. from Brown University and a J.D. from the Columbia University School of Law.

Mr. Widmann, who has spent most of his career in the investment banking world and has served as Chairman of another public company, brings investment banking expertise and business acumen to the Company. His knowledge has assisted the Company in its capital raising and other finance-related activities.

The affirmative vote of a majority of the shares entitled to be voted and present at the meeting either in person or by proxy is required to elect each of the nominees listed above.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed above.

    2017 Proxy Statement  |  15

CORPORATE GOVERNANCE PRINCIPLES

CORPORATE GOVERNANCE PRINCIPLES

The business and affairs of the Company are managed under the direction of our Board, as provided by Maryland law, and the Company conducts its business through meetings of the Board and its three standing committees: the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee.

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance include:

WHAT WE DO:	WHAT WE DON’T DO:
✓ 86% Independent Directors. Six of the seven directors nominated for election at the Annual Meeting are “independent” as defined by the New York Stock Exchange listing standards.

X No Hedging of Our Securities. Our anti-hedging policy prohibits our directors, executives and employees from engaging in transactions designed to hedge against losses from their ownership of our shares.

✓ Independent Chairman. Our Chairman of the Board is an independent director, which strengthens the role of our independent directors and encourages independent Board leadership.	X No Pledging of Our Securities. None of our current executive officers or directors are permitted to pledge our common shares or limited partnership units for margin or other loans.
✓ Entirely Independent Committees. All of the members of our Audit, Compensation, and Nominating/Corporate Governance Committees are independent.	X No Related Party Transactions. We do not currently have any related party transactions and have stringent related party transaction review procedures.
✓ Majority Voting for Directors. Our directors must be elected by a majority of votes cast in contested elections.	X No Poison Pill. The Company does not have a “poison pill” or a shareholder rights plan in place.
✓ Diversified Tenure of Directors. The composition of our Board carefully balances the importance of Board refreshment with long-term experience and knowledge of our Company.	X No Tax Gross-Ups on Perquisites. Our named executive officers are not entitled to U.S. Federal income tax gross-ups on perquisites.

✓ Frequent Stockholder Engagement. In response to stockholder concerns, the Company: (i) amended its executive employment agreements to provide for “double trigger” cash severance following a change in control, and (ii) will require a minimum vesting period of one-year applicable to all types of equity awards granted under the 2017 Stock Incentive Plan, subject to a 5% carve out, and a minimum three-year vesting period for time-based restricted stock awards.

X No Classified Board. All of our directors are elected annually for one-year terms.

✓ Share Ownership Guidelines. Our share ownership guidelines require that our CEO and other named executive officers own shares or limited partnership units with an aggregate value of 4x or 2x base salary, respectively. All non-employee directors must hold shares or limited partnership units with an aggregate value of 4x the equity portion of their annual retainer.

✓  Risk Oversight by Full Board. Our full Board receives quarterly risk assessment presentations that are both quantitative and qualitative in nature, which enables our directors to focus their attention on mitigating the risks that are most significant to us and our business.

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CORPORATE GOVERNANCE PRINCIPLES

WHAT WE DO:	WHAT WE DON’T DO:

✓  Annual Board and Committee Self-Evaluations. Each year, the Nominating/Corporate Governance Committee oversees a robust self-assessment of the Board and each of its committees, during which directors are asked to consider the Board’s composition and structure, key responsibilities, and meetings, among other criteria. Committees also conduct their own evaluations separately.

✓  Regular Executive Sessions of Independent Directors. Our non-executive Chairman and the other non-employee directors of our Board are actively involved in corporate governance matters and meet in executive session several times during the year.

We maintain a corporate governance page on our website that includes key documents relating to our corporate governance, including our:

•	Corporate Governance Guidelines and Principles;

•	Code of Business Conduct and Ethics;

•	Gift Policy;

•	Charter of the Audit Committee;

•	Charter of the Compensation Committee; and

•	Charter of the Nominating/Corporate Governance Committee.

All of these documents can be found by accessing the “Investor Relations” tab on our website at www.cedarrealtytrust.com and clicking on “Corporate Governance.” The documents noted above will also be provided without charge to any stockholder who requests them. We frequently review our corporate governance policies, monitor emerging developments in corporate governance, and enhance our policies and procedures when our Board determines that it would benefit our Company and our stockholders to do so.

Independent Directors

Pursuant to rules of the New York Stock Exchange (“NYSE”) and applicable law, a majority of the Company’s directors must be “independent”. Each year, the Board reviews the independence of the Company’s directors, including a review of any transactions and relationships between each director, or any member of his or her immediate family, on the one hand, and the Company and its subsidiaries and affiliates, on the other. The Board also examines transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates. The purpose of this review is to determine whether any such relationship or transaction was inconsistent with a determination that the director is independent.

As the result of this year’s review, the Board affirmatively determined that each of Messrs. Eisenstat, Gonsalves, Kirk, Rogers and Widmann and Ms. Hootkin (and Mr. Burns, a director not standing for reelection) is independent of the Company and its management. The Board determined that none of these independent directors had any material relationships with the Company. Mr. Schanzer, the Company’s President and Chief Executive Officer, is the only director who is not independent by virtue of his employment with the Company. In addition, none of our directors’ family members are employed by the Company in any capacity. Therefore, following the election of director-nominees at the Annual Meeting, we believe that 85.7% of our Board members will be independent under the NYSE rules.

    2017 Proxy Statement  |  17

CORPORATE GOVERNANCE PRINCIPLES

Corporate Governance Guidelines and Principles

The Board has adopted Corporate Governance Guidelines and Principles that address significant issues of corporate governance and set forth procedures by which the Board carries out its responsibilities. Among the areas addressed by the Corporate Governance Guidelines and Principles are director responsibilities, management responsibilities, director access to management, employees and advisors, management succession, annual performance evaluation of the Board and Chief Executive Officer, director compensation and meeting procedures. The Corporate Governance Guidelines and Principles are available on the Company’s website at www.cedarrealtytrust.com.

Code of Business Conduct and Ethics

All of our employees, including our chief executive officer, chief financial officer, chief operating officer, chief accounting officer and chief investment officer, and our directors are required to comply with our Code of Business Conduct and Ethics. Our Code is available on our website at www.cedarrealtytrust.com. We intend to disclose any amendments we make to, or waivers of, certain provisions of our Code of Business Ethics applicable to our officers and directors on our website, within three (3) business days following such waiver or as otherwise required by the rules of the Securities Exchange Commission (“SEC”) or the NYSE.

Share Ownership Guidelines

Our share ownership guidelines require that our CEO and other named executive officers own shares or limited partnership units with an aggregate value of 4x and 2x base salary, respectively. All non-employee directors must hold shares or limited partnership units with an aggregate value of 4x the equity portion of his or her annual retainer. The Company believes these shareholding requirements reaffirm the alignment between the Company’s strategic decision-makers and its stockholders.

Anti-Hedging Policy

The Company does not consider it appropriate for any of its officers, directors or employees to enter into speculative transactions in the Company’s securities that are designed to hedge or offset any decrease in market value of the Company’s securities. As the result, the Company prohibits officers, directors or employees from purchasing puts, calls, options or other derivative securities based on the Company’s securities. The policy also prohibits hedging or monetization transactions, such as forward sale contracts, equity swaps, collars and exchange funds. Officers, directors and employees may also not purchase securities of the Company on margin, borrow against any account in which the Company’s securities are held or otherwise pledge any securities of the Company.

Risk Management

Management has primary responsibility for identifying, monitoring, mitigating, and managing our exposure to risk, subject to active oversight by our Board regarding the processes we have established to assess, monitor and mitigate that exposure. The Board, directly and through its committees, discusses with management any significant enterprise risks and reviews the guidelines, policies and procedures we have in place to address those risks, such as our approval process for significant acquisitions, dispositions and other investments. The Board receives quarterly risk assessment presentations that are both quantitative and qualitative in nature. This process enables our Board to focus on the strategic, financial, operational, legal, regulatory and other risks that are most significant to us and our business in terms of likelihood and potential impact and ensures that our enterprise risks are well understood, mitigated to the extent reasonable and consistent with the Board’s view of our risk profile and risk tolerance.

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CORPORATE GOVERNANCE PRINCIPLES

Each of our Audit, Compensation, and Nominating/ Corporate Governance Committees exercises its own oversight related to the risks associated with the particular responsibilities of that committee:

•

Our Audit Committee reviews financial, accounting and internal control risks and the mechanisms through which we assess and manage risk, in accordance with NYSE requirements, and has certain responsibilities with respect to our compliance programs.

•

Our Compensation Committee evaluates whether our compensation policies and practices, as they relate to both executive officers and employees generally, encourage excessive risk-taking. The Compensation Committee assesses executive compensation, and particularly annual cash incentive bonuses and long-term incentive compensation, in light of these other corporate and operational risks facing the Company. Based on these assessments, the Company’s executive compensation program includes risk mitigating features, such as: balance among short- and long-term incentives, cash versus equity and fixed versus variable pay, multiple performance measures, and anti-hedging policies.

•	Our Nominating/Corporate Governance Committee focuses on risks related to corporate governance, Board effectiveness and succession planning.

Commitment to Stockholder Engagement

The Company appreciates and values the engagement of its stockholders and actively solicits stockholder feedback. Throughout the year, management communicated in meetings, property visits, telephone calls and/or written communications with several significant stockholders to better understand their perspectives on corporate governance, overall compensation, strategy, and business operations. The Company prides itself on its relationship with its stockholders, and on its practice of offering interested stockholders direct access to management as well as our Compensation Committee Chair to express their feedback and concerns. Since our 2016 Annual Meeting, members of our senior management team engaged with many of our largest institutional investors, representing ownership of more than 60% of our outstanding common stock. Feedback received during our outreach process was then shared with the Board and its committees and taken into account when considering proposed changes to corporate governance and compensation practices. For example, largely in response to constructive feedback from our stockholders in 2016, we amended our senior executive employment agreements in August 2016 to eliminate the “modified single-trigger” with respect to cash severance payments to named executive officers upon a change in control and replace it with a “double-trigger” condition to receiving such payments. This significant action underscores the Company’s level of commitment to stockholder engagement and responsiveness to stockholder feedback. In addition, in response to constructive feedback from our stockholders, we will require a minimum vesting period of one-year applicable to all types of equity awards granted under the 2017 Stock Incentive Plan, subject to a 5% carve-out and a minimum three-year vesting period for time-based restricted stock awards.

Leadership Structure of the Board

The Board has a non-executive Chairman to ensure independent oversight of management. Roger M. Widmann, an independent director of the Company since 2003, has been chosen by the directors to be the non-executive Chairman of the Board and to preside at meetings of the Board. Mr. Widmann and the other non-management directors of our Board are actively involved in corporate governance matters and meet in executive session several times during the year, generally on the same day as regularly scheduled meetings of the Board or its committees (or as otherwise considered necessary or appropriate).

A key responsibility of the Board and Chief Executive Officer is to ensure continuity of leadership of the Company. Each year, the Chief Executive Officer presents a succession plan to the Board for its review and consideration.

    2017 Proxy Statement  |  19

CORPORATE GOVERNANCE PRINCIPLES

Audit Committee

The Board has established an Audit Committee consisting of Steven G. Rogers (Chair), Abraham Eisenstat, Pamela N. Hootkin and, if elected, Gregg A. Gonsalves, all of whom are independent within the meaning of the rules of the NYSE and applicable law. James J. Burns, who was Chair of the Audit Committee through December 31, 2016 and who will remain a member of the Audit Committee until his retirement as a director of the Company effective at the Annual Meeting on May 2, 2017, is likewise independent within the meaning of the rules of the NYSE and applicable law. Additionally, Ms. Hootkin and Messrs. Eisenstat and Rogers, each members of the Audit Committee are qualified as audit committee financial experts within the meaning of applicable law and the Board has determined that each of them has accounting and related financial management expertise under the rules of the NYSE. The designation of “audit committee financial expert” does not impose upon such persons any duties, obligations or liabilities that are greater than are generally imposed on such persons as members of the Audit Committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the Board.

The principal functions of the Audit Committee are as follows:

•	employ the Company’s independent registered public accounting firm, subject to stockholder ratification, to audit the Company’s consolidated financial statements;

•	pre-approve all services performed by the Company’s independent registered public accounting firm;

•	provide oversight on the internal reporting process and the adequacy of the Company’s internal controls;

•	review the scope of the audit of the independent registered public accounting firm and the firm performing the Company’s internal audit procedures;

•

review services provided by the Company’s independent public registered accounting firm and other disclosed relationships as they bear on the independence of the Company’s independent registered public accounting firm; and

•

monitor the process for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters, among others, that could materially impact the Company’s financial statements.

The charter of the Audit Committee is available on the Company’s website at www.cedarrealtytrust.com.

Compensation Committee

The Board has established a Compensation Committee consisting of Pamela N. Hootkin (Chair), Paul G. Kirk, Jr., Roger M. Widmann and, if elected, Gregg A. Gonsalves, all of whom are independent within the meaning of the rules of the NYSE and applicable law. The principal functions of the Compensation Committee are as follows:

•	review and approve the compensation and benefits of executive officers;

•	administer and make recommendations to the Board regarding director compensation and stock incentive plans;

•	approve an annual report on executive compensation for inclusion in the Proxy Statement;

•	review the relationship between the Company’s compensation practices and effective risk management; and

•	review and discuss with management the Compensation Discussion and Analysis.

The charter of the Compensation Committee is available on the Company’s website at www.cedarrealtytrust.com. Under its charter, the Compensation Committee has the authority to engage independent compensation consultants or other advisors to assist it in formulating the

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CORPORATE GOVERNANCE PRINCIPLES

Company’s total compensation plan. In designing the 2016 executive compensation plan setting executive compensation for 2016, our Compensation Committee retained Mercer (US) Inc. (“Mercer”), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (“MMC”), as its compensation consultant. The consultant provided to the Compensation Committee relevant survey and market compensation data and compared the Company’s compensation to the survey data. The Compensation Committee has relied on the guidance of the consultant in formulating and refining the Company’s executive compensation practices. In selecting Mercer, the Compensation Committee evaluated Mercer’s independence and considered the following factors:

•	Mercer does not provide any other services to the Company;

•	the amount of fees to be received by Mercer from the Company as a percentage of total revenues of MMC;

•	the policies and procedures of Mercer, the Company and the Compensation Committee that are designed to prevent conflicts of interest;

•	the lack of any business or personal relationships of Mercer with any member of the Compensation Committee;

•	stock of the Company owned by Mercer or any of the key Mercer employees servicing the Company; and

•	the lack of any business or personal relationships between Mercer and any executive officer of the Company.

After considering the foregoing, the Compensation Committee determined that Mercer was independent of the Company and management of the Company and that the engagement of Mercer did not raise any conflicts of interest.

Nominating/Corporate Governance Committee

The Board has established a Nominating/Corporate Governance Committee consisting of Paul G. Kirk, Jr. (Chair), Abraham Eisenstat, Steven G. Rogers, and Roger M. Widmann (and James J. Burns until his retirement as a director of the Company effective at the Annual Meeting on May 2, 2017), all of whom are independent within the meaning of the rules of the NYSE and applicable law. The principal functions of the Nominating/Corporate Governance Committee are as follows:

•	develop and recommend to the Board a set of corporate governance principles;

•	adopt a code of ethics;

•	adopt policies with respect to conflicts of interest;

•	monitor compliance with corporate governance requirements of state and federal law and the rules and regulations of the NYSE;

•	establish criteria for prospective members of the Board;

•	conduct candidate searches and interviews;

•	oversee and annually evaluate the Board, its standing committees and management;

•	annually evaluate the appropriate organization, size and composition of the Board; and

•	formally propose the slate of directors to be elected at each Annual Meeting of Stockholders.

The charter of the Nominating/Corporate Governance Committee is available on the Company’s website at www.cedarrealtytrust.com.

    2017 Proxy Statement  |  21

CORPORATE GOVERNANCE PRINCIPLES

Board and Committee Performance Self-Evaluation

To optimize the performance of the Board and its committees each year, the Nominating/Corporate Governance Committee oversees a robust self-assessment of the Board and each of its committees that elicits candid feedback on the performance and effectiveness of the Board and its committees, as well as on the efficacy of the self-evaluation process itself. As part of this self-assessment, directors are asked to consider the Board’s composition and structure, key responsibilities, and meetings, among other criteria. Each committee, in assessing its structure and performance, is asked to consider its role and the responsibilities articulated in the committee charter, the composition of the committee and the conduct of committee meetings. The Company believes that a thorough Board and committee evaluation process that is focused on the assessment and alignment of director skills with Company strategy is more effective than solely relying on strict tenure limits. Throughout the year, the Board and each of its committees routinely use a portion of their regularly scheduled executive sessions to reflect upon and discuss how their oversight performance on behalf of stockholders might be improved.

Nomination of Directors

The Nominating/Corporate Governance Committee is responsible for the selection and nomination of directors and considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. Stockholders who wish to recommend a nominee should send nominations directly to the Nominating/Corporate Governance Committee, at the principal executive offices of the Company, that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors, including the nominee’s name, business experience and consent to be nominated for membership on our Board and to serve if elected by the stockholders. We did not receive any recommended nominees for director from any of our stockholders, other than from our directors, in connection with the 2017 Annual Meeting. We do not currently pay any fees to third parties to identify or evaluate or assist in identifying or evaluating potential nominees for directorships.

Once the Nominating/Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies, provide for succession or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request additional information about the prospective nominee’s background and experience and report its findings to the Board. The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company’s guidelines, including:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards and other professional experience to enhance the Board’s effectiveness;

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the business of the Company; and

•	the extent to which the prospective nominee provides the Board with diversity in experience and background.

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CORPORATE GOVERNANCE PRINCIPLES

The Committee may also consider such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether the person should be considered for a Board position, and one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. The candidate is then required to complete a series of compliance and vetting questionnaires, to submit to a background check, to establish qualification for service and fitness to serve, as well as to identify potential conflicts of interest. Upon satisfactory completion in the interview, vetting process and evaluation, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

There are no differences in the manner in which the Nominating/Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Committee.

New Director Orientation

The Board has a program for orienting new directors that is overseen by the Nominating/Corporate Governance Committee. New directors receive materials with an overview of their duties and responsibilities, significant corporate governance documents of the Company, incorporation documents, regulatory filings, investor presentations, and Committee calendars. They are also required to complete a series of vetting and compliance questionnaires, and financial disclosures. Directors also attend tours of our properties, as opportunities for such visits arise.

Board Meetings

In the year ended December 31, 2016, there were eleven meetings of the Board, five meetings of the Audit Committee, seven meetings of the Compensation Committee and five meetings of the Nominating/Corporate Governance Committee. Each incumbent director of the Company standing for reelection attended in excess of 75% of the total number of meetings held of the Board and committees on which he or she served during his or her tenure of service in 2016. Mr. Burns, who is not standing for reelection, attended in excess of 75% of the total number of such meetings during his tenure of service in 2016. Board members are encouraged to attend our Annual Meeting of Stockholders. All of our current directors were present at the Company’s Annual Meeting of Stockholders in May 2016.

Communications with the Board

The Nominating/Corporate Governance Committee of the Board has approved a process for handling letters received by the Company and addressed to non-management members of the Board. Stockholders and other parties interested in communicating with any of the directors of the Company (or the Board as a group), may do so by writing to the Secretary of the Company, at 44 South Bayles Avenue, Port Washington, NY 11050. The Secretary will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in the Secretary’s opinion, deals with the functions of the Board or committees thereof or that she otherwise determines requires the Board’s attention. The Board or any member thereof, may at any time request that copies of all such correspondence be forwarded to the Board.

Correspondence relating to accounting, internal controls or auditing matters that could materially impact the Company’s financial statements is handled by the Audit Committee in accordance with its procedures.

    2017 Proxy Statement  |  23

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The Company’s named executive officers are as follows:

Bruce J. Schanzer Age 48 Position: President and Chief Executive Officer Served as Named Executive Officer Since 2011	Biographical Information Mr. Schanzer’s biographical information is set forth above under Proposal 1: Election of Directors.

Philip R. Mays Age 49 Position: Executive Vice President, Chief Financial Officer and Treasurer Served as Named Executive Officer Since 2011

Biographical Information

Mr. Mays joined the Company in June 2011 after six years with Federal Realty Investment Trust, where he initially served as the Controller beginning in May 2005 and was subsequently promoted to Chief Accounting Officer in September 2006 and Vice President, Chief Accounting Officer in February 2007. Prior to Federal Realty, Mr. Mays was Vice President of Finance and Corporate Controller for CRIIMI MAE, Inc. for a period of one year. Earlier in his career, Mr. Mays held various accounting and finance positions, including seven years as an accountant at Ernst & Young LLP, achieving senior manager status at its office in Dallas/Fort Worth, Texas. At Ernst & Young LLP, he supervised audits and assisted clients in real estate, construction and hospitality, including public REITs. Mr. Mays has been a C.P.A. since 1993 and has a B.S. degree with a double major in accounting and finance from Jacksonville University in Jacksonville, Florida.

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EXECUTIVE OFFICERS

Robin M. Zeigler Age 44 Position: Executive Vice President and Chief Operating Officer Served as Named Executive Officer Since 2016

Biographical Information

Ms. Zeigler joined the Company in March 2016 after serving as Executive Vice President and Head of Operations at Penzance, a Washington, D.C.-based commercial real estate investment company since January 2015. From 2005 to 2015, Ms. Zeigler worked at Federal Realty Investment Trust, most recently serving as Chief Operating Officer for the Mid-Atlantic Region. In that capacity, she was responsible for the operations of a portfolio of over 40 shopping centers and five mixed-use projects representing approximately 7.3 million square feet. Additionally, Ms. Zeigler provided oversight and strategic direction on mixed-use development and redevelopment projects. Ms. Zeigler holds a B.S. in Accounting from Florida A&M University and an M.B.A. from Georgia State University.

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

This section of our Proxy Statement discusses the principles underlying our executive compensation policies and decisions. This discussion relates to the Company’s “named executive officers,” as included in the Summary Compensation Table below. For 2016, the Company’s named executive officers were:

•	Mr. Bruce J. Schanzer, President and Chief Executive Officer;

•	Mr. Philip R. Mays, Executive Vice President, Chief Financial Officer and Treasurer; and

•	Ms. Robin M. Zeigler, Executive Vice President and Chief Operating Officer.

For 2016, the Company determined there were no other employees of the Company that qualified as “named executive officers” under the applicable rules and regulations of the SEC.

In June 2011, the Company hired Mr. Bruce J. Schanzer as CEO and Mr. Philip R. Mays as CFO as part of a long-term strategic plan for improving Company performance. At the time they were hired, the Company and the Compensation Committee affirmed that a core objective of the executive compensation program was to align management’s compensation with long-term stockholder value creation. This was especially critical as the expectation was that it would take a number of years to fully realize positive results derived from the implementation of the new strategic plan.

In executing the new long-term strategic plan, the Company has achieved several important improvements to its portfolio, balance sheet and earnings, as illustrated below:*

PORTFOLIO

(1)	Based on prorata ownership

*	For a reconciliation of the non-GAAP financial measures presented in the following charts and graphs, please refer to the reconciliations to GAAP measures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on February 23, 2017 (the “2016 Annual Report”) and the Supplemental Financial Information filed contemporaneously therewith. For a reconciliation of FFO and Operating FFO to net (loss) income attributable to common shareholders, see Item 7 — “Management Discussion and Analysis of Financial Condition and Results of Operations in the 2016 Annual Report.

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BALANCE SHEET

(1)	Based on prorata ownership and annualized quarterly figures (as appropriate)
(2)	Pro Forma for the recent acquisition of Christina Crossing and the forward equity offering expected to settle on or before August 1, 2017

EARNINGS

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EXECUTIVE COMPENSATION

Beginning with the hiring of Messrs. Schanzer and Mays, the Company and the Compensation Committee, under the guidance of the Company’s independent compensation consultant, refined its compensation structure. The refined structure was designed to retain, compensate and incentivize Company executives, commensurate with their experience, responsibilities and accomplishments, and align executive pay with the Company’s long-term strategic objectives and achievement of enhanced stockholder value. To that end, the executive compensation program includes three primary elements:

i.	base salary;

ii.	annual cash incentive bonus; and

iii.	long-term equity incentive compensation.

For 2016, our CEO’s and CFO’s base salaries remained unchanged from 2015. Our COO joined us on March 31, 2016, with a starting annualized base salary of $400,000.

A significant portion of the annual cash-incentive bonus is based on the performance of the Company, and the remaining portion is based on individual performance. Long-term equity incentive compensation vests based on continued service to the Company and, for the CEO, the Company’s total shareholder return (“TSR”). A significant portion of executive compensation is at risk and variable depending on both our short-term financial performance and long-term creation of stockholder value, with the largest portion of at-risk compensation designed to incentivize our executives to focus on long-term stockholder value creation.

As explained more fully below in the section entitled, “Annual Cash Incentive Bonus,” in setting performance criteria for 2016 bonuses for our CEO and CFO, our Compensation Committee determined that 70% of the bonus would be based on the Company’s achievement of its targeted operating funds from operations (as defined below), and 30% would be based on a qualitative individual performance evaluation for each of those executives. For 2016, the Compensation Committee determined to award our CEO and CFO annual bonuses of $1,028,000 and $465,380, respectively. Pursuant to the terms of her employment agreement, Ms. Zeigler received a guaranteed bonus of $300,000 for 2016 and, on February 22, 2017, the Compensation Committee decided to award Ms. Zeigler an additional bonus in the amount of $85,500 based on the Company’s performance and Ms. Zeigler’s performance in 2016, with the total amount of Ms. Zeigler’s 2016 bonus commensurate with the percentage of target bonuses paid to the CEO and CFO for 2016.

The Company believes that awarding senior executives a significant amount of their compensation in the form of restricted stock aligns management’s incentives with long-term stockholder value creation and encourages retention. To effectively ensure the alignment of executive compensation with long-term performance, the Company has awarded, at times, multi-year restricted stock grants to top executives with a five-year vesting period, which is longer than our typical three-year vesting period, in lieu of annual grants over such vesting period. Stock grants that contain long-term vesting provisions provide senior executives an incentive to remain with the Company. Also, long vesting periods, coupled with performance conditions for our CEO, create a significant positive incentive to make decisions that engender strong results over a sustained period of time. The Company believes this structure appropriately focuses our executive officers on the creation of long-term value and encourages prudent evaluation of risks. Of the grants made to the Company’s named executive officers as of December 31, 2016, the following remain unvested:

•

In 2011, to entice him to join the Company as CEO and to give him immediate and significant alignment with stockholders, the Company awarded Mr. Schanzer a grant of 2,500,000 shares of restricted stock that will vest in full on the seventh anniversary of the grant date provided the vesting conditions for such award are met. This one-time grant was in lieu of any other grants to be made during the seven-year period ending June 2018. Fifty percent of this unvested, long-term equity grant vests based on achievement of an objective TSR target.

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•

To incentivize Mr. Mays to remain with the Company for the long term, in 2013 the Compensation Committee awarded him a grant of 369,718 shares of restricted stock that will vest in full on the fifth anniversary of the grant date, provided he continues to be employed by the Company through such date. In 2016, the Committee awarded Mr. Mays an additional grant of 276,564 shares of restricted stock that will vest in full on the fifth anniversary of the grant date, provided he continues to be employed by the Company through such date, which not only provides alignment with the interests of our stockholders, but also creates continued retention incentives. The 2016 grant is in lieu of any other grants to be made for the following three-year period.

•

In 2016, to attract and motivate Ms. Zeigler to join the Company as our COO and to immediately align her interests with those of the stockholders, the Company awarded Ms. Zeigler 13,831 shares of restricted stock that will vest in full on the third anniversary of the grant date, provided she continues to be employed by the Company through such date.

In addition, our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests.

Our compensation policies and programs are built upon the strong foundation of corporate governance and compensation best practices, including:

WHAT WE DO:	WHAT WE DON’T DO:

✓ Pay for Performance. We align our executive compensation with stockholder returns by providing a significant portion of our named executive officers’ compensation in the form of awards tied to our short- and long-term strategy and measurable performance.

X No Action Without Stockholder Approval. We may not adopt new equity incentive plans or make material amendments to existing ones without the prior approval of our stockholders.
✓ Caps on Individual Incentive Awards. We include caps on individual payouts in our annual and long-term incentive plan.	X No Excessive Perquisites. We do not provide any excessive perquisites to our executive officers or directors.
✓ Share Ownership Guidelines. We implement and require compliance with meaningful share ownership guidelines for our directors and named executive officers.	X No Repricing of Stock Options. We do not permit repricing or buyouts of stock options granted by the Company without prior stockholder approval.

✓ Annual Compensation Committee Assessments. Each year, the Compensation Committee assesses: (i) its structure, (ii) performance, (iii) its role and the responsibilities articulated in the committee charter, (iv) the composition of the committee, and (v) the conduct of committee meetings.

X  No Recent Grants of Stock Options. The Company typically provides restricted stock awards with performance- or time-based vesting requirements and has not granted any stock options in over fifteen years.

✓ Engage with Our Stockholders on Compensation Matters. In response to constructive feedback from our stockholders last year, we adopted “double-trigger” conditions for payment of cash severance to our named executive officers. We will also require a minimum vesting period of one-year applicable to all types of equity awards granted under the 2017 Stock Incentive Plan, subject to a 5% carve out, and a minimum three-year vesting period for time-based restricted stock awards.

X  No Liberal Share Recycling. Pursuant to the terms of the 2017 Stock Incentive Plan that is being submitted to stockholders for approval at the Annual Meeting, shares tendered or held back for taxes or to cover the exercise price of an option will not be added back to the reserve pool under the 2017 Plan. Similarly, shares we reacquire in the open market will not be added to the reserve pool.

✓ Independent Compensation Consultant. We retain an independent compensation consultant to advise the Compensation Committee.	X No Supplemental Retirement Benefits for Executives. We do not have any supplemental executive retirement plans.

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WHAT WE DO:	WHAT WE DON’T DO:

✓ Double-Trigger Condition for Payment of Severance for Named Executive Officers. The employment agreements of our senior executive officers provide for satisfaction of “double trigger” conditions for payment of any cash severance amounts following a change in control.

X  No Compensation or Incentives that Encourage Unnecessary or Excessive Risk. While our compensation program rewards our senior management for achievement of short- and long-term strategic and operational goals and, for the CEO, achievement of a TSR goal, our Compensation Committee reviews external market considerations, internal considerations and the long-term interests of our stockholders, to ensure that excessively risky behaviors are not incentivized.

✓ Entirely Independent Compensation Committee. We have a Compensation Committee comprised entirely of independent directors.

These practices and others are described in more detail below under “Corporate Governance Principles.”

Compensation Philosophy

Our executive compensation program is designed to attract and retain outstanding senior executives, ensure that their compensation remains competitive relative to the compensation paid to similarly-situated senior executives at comparable publicly-traded REITs, and reward them for superior performance. The program is further designed to reward both short- and long-term performance and to align our senior executives’ and stockholders’ interests. To that end, we believe the compensation packages we provide to our named executive officers should include both cash and share-based incentive compensation that reward performance as measured, in large part, against corporate and individual goals that will enhance stockholder value over the long term.

We believe the overall compensation of our senior executives should primarily reflect their accomplishments as a management team in achieving established key objectives. We also believe the achievement of these key objectives will ultimately enhance stockholder value as reflected in an increased share price. We believe the compensation of our senior executives should not be based on short-term performance of our shares, whether favorable or unfavorable, but rather that the long-term price of our shares is a better reflection of the management of our Company by our senior executives. In this regard, the restricted stock historically granted to our senior executives has vesting periods ranging from three to seven years. Our senior executives are also subject to the downside risk of a decrease in the value of their compensation in the event the price of our shares declines.

Consistent with this philosophy, our executive pay program uses a combination of base salary, annual cash incentive bonuses and long-term equity incentive awards, with a significant portion of compensation being at risk and dependent on the performance of the Company and the executive, to align executive interests with those of stockholders.

The Compensation Committee is responsible for establishing, implementing, and continually monitoring adherence to our compensation philosophy as applied to our named executive officers. For more information related to the processes and procedures of the Compensation Committee in determining the compensation of our named executive officers, see “Corporate Governance Principles—Compensation Committee” above.

Annual Advisory Vote on Named Executive Officer Compensation

The Board holds an annual advisory vote on executive compensation. At the Company’s 2016 Annual Meeting, stockholders voted to approve the compensation paid to the Company’s named executive

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officers for 2015 with votes in favor of over 72%. In designing the executive compensation program and making executive compensation decisions for 2016, the Compensation Committee considered the favorable results of the 2016 advisory vote, together with the advice of Mercer, as more fully described below.

The Compensation Committee regularly reviews all elements of compensation to ensure that we remain competitive in the market and to ensure that overall compensation, including the mix of stock and cash, is aligned with our business objectives, our performance and the interests of our stockholders. The Compensation Committee values constructive feedback from our stockholders about executive compensation as demonstrated by its support for amending our named executive officer employment agreements to eliminate the modified single trigger for cash severance payments upon a change in control, in direct response to constructive stockholder feedback. Additionally, the 2017 Stock Incentive Plan, which was approved by the Board on March 14, 2017, and is currently presented for stockholder approval, contains certain features designed to incorporate best practices and further align the interests of employees, including our executive officers, with our stockholders. These features include a minimum vesting period of one-year applicable to all types of equity awards under the 2017 Stock Incentive Plan (subject to a 5% carve out), minimum three-year vesting periods for time-based restricted stock awards and caps on awards made under the 2017 Stock Incentive Plan.

Our Stockholders Expressed Concern About ...	How We Addressed Their Concerns ...	Effective
Modified single trigger vesting of severance payable upon a change in control	Double trigger vesting for future value cash severance awards: (1) a change-in-control must occur; and (2) the plan participant must be terminated other than for cause or must resign for good reason (as defined in the respective employment agreements)	2017
No minimum vesting for all types of equity awards	Minimum one-year vesting applicable to all types of equity awards under the 2017 Stock Incentive Plan (subject to a 5% carve out) and, for time-based restricted stock, minimum three-year vesting	2017

Engagement with Stockholders

We are committed to meaningful stockholder engagement because it allows us to understand and consider the viewpoints of our stockholders. Throughout the year, management communicated in meetings, property visits, telephone calls and/or written communications with several significant stockholders to better understand their perspectives on overall compensation, strategy, and business operations. The Chair of our Compensation Committee routinely makes herself available to answer questions from stockholders, and has participated in such calls when so requested. During the course of these communications, we received constructive comments from these stockholders and engaged in a dialogue with them about the Company’s compensation program. The Company prides itself on its relationship with its stockholders, and on its practice of offering interested stockholders direct access to management as well as our Compensation Committee Chair to express their feedback and concerns. We will continue to engage in dialogue with our stockholders about our compensation policies and decisions, and the Committee will continue to actively consider the views of our stockholders, including the results of our annual advisory vote, when making future executive compensation decisions.

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EXECUTIVE COMPENSATION

Compensation Objectives

The Committee uses three primary pay elements in its executive compensation program: base salary, annual cash incentive bonuses and long-term equity compensation. Two of these pay elements depend upon the performance of the executive and Company, including:

•	an annual cash incentive bonus that is based on attainment of Company performance targets along with individual performance goals; and

•	long-term equity compensation that is contingent on continued service by the executive and, for the CEO, attainment of stockholder return goals over the vesting period.

A significant portion of compensation is at risk and variable depending on both short- and long-term financial performance, with the largest portion designed to incentivize executives to focus on long-term stockholder value creation. In addition, because a significant portion of each executive’s total compensation is equity-based, and to ensure our executives maintain a meaningful ownership position in the Company, we have adopted share ownership requirements that apply to our named executive officers which have been favorably viewed by certain of our stockholders. Each of our named executive officers (with the exception of Ms. Zeigler who is still in her phase-in compliance period) far exceeds these ownership requirements.

Salary is intended to attract and retain executives and to provide compensation that is commensurate with the executive’s scope of responsibility and effectiveness. Cash incentive bonuses are designed to align the executive’s compensation with the Company’s short-term business goals. Long-term equity compensation focuses on achieving the Company’s long-term TSR goals and executive retention. We use long-term equity to retain our executives by rewarding them with equity only if they remain with us for a substantial period of time. The allocation between either cash and non-cash compensation or short- and long-term compensation is established on an annual basis.

Market Comparison

For 2016, Mercer used a National Association of Real Estate Investment Trusts (“NAREIT”) survey to assess compensation levels. This approach is consistent with the one taken since 2015, when due to changes in both the size and comparability of the Company’s historical peers, the Compensation Committee determined to rely primarily on NAREIT survey data rather than peer group information in assessing executive pay.

The NAREIT survey includes 141 REITs and provides a broad market reference of similarly-sized REITs with equity market capitalization of less than $1.5 billion, as well as retail REITS, which compete with the Company for executive talent. Mercer furnished the Compensation Committee with a report that compared the Company’s executive officer compensation to the survey data. This report was considered by the Compensation Committee in setting total compensation for 2016.

Although comparisons of compensation paid to our senior management relative to compensation paid to similarly situated executives in the survey assists the Compensation Committee in determining compensation, the Committee principally evaluates compensation based on the corporate objectives and considerations discussed above.

Implementation

The Compensation Committee determines the appropriate level and mix of compensation. The Committee also considers the individual components of compensation, as well as the total compensation received by each named executive officer, relative to each officer’s performance, the market and the Company’s other named executive officers in making its determination. The amount each executive actually earns varies based on the Company’s performance and the executive’s

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performance, contribution and overall value to the Company. The Compensation Committee also conducts an annual review of our CEO’s performance and considers these results when determining the CEO’s compensation. Our CEO plays a significant role in setting the compensation for our other members of senior management, including named executive officers, by providing the Compensation Committee with an evaluation of their performance, together with recommendations for the amount of the annual cash incentive bonus and the size of long-term equity awards. The Committee also obtains input from Mercer and has discretion to accept, reject or modify the CEO’s recommendations.

The Company does not provide material perquisites or supplemental retirement benefits.

The SEC has not yet issued final regulations regarding clawback policies under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). We intend to adopt a clawback policy in conformity with the SEC’s final regulations once they have been promulgated. We have chosen to wait to adopt a formal policy until the SEC issues its regulations to ensure that our policy will be fully compliant with the regulations as finally adopted.

Base Salary

Base salaries for our named executive officers depend on the scope of their responsibilities and performance. Base salary is designed to compensate the executives fairly for services rendered during the year. These salaries are compared to NAREIT executive compensation survey data. The Compensation Committee receives from Mr. Schanzer his recommended salary level for each executive officer (other than Mr. Schanzer). For 2016, Ms. Zeigler’s initial base salary was set at $400,000 pursuant to the terms of her employment agreement, and the salaries of Messrs. Schanzer and Mays remained unchanged from 2015.

The Compensation Committee is required to review base salaries annually and may increase, but not decrease, the salaries of Messrs. Schanzer and Mays and Ms. Zeigler pursuant to the terms of their respective employment agreements. In making decisions regarding executive officers’ base salaries, the Compensation Committee takes into account relevant factors, including individual performance and market compensation data.

Annual Cash Incentive Bonus

The Compensation Committee seeks to align the interests of the named executive officers with the interests of stockholders by linking executive pay to individual performance and specified financial objectives.

In setting objectives at the beginning of the year, the Compensation Committee determined that 70% of the bonus of named executive officers would be based on the Company’s attainment of its targeted operating funds from operations (“Operating FFO”), and 30% would be based on a qualitative individual performance evaluation of each of the executives. Operating FFO is a key annual earnings measurement for the Company, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as acquisition costs, amounts relating to early extinguishment of debt, gain on extinguishment of debt obligations, employee termination costs, and preferred stock redemption costs. The Operating FFO bonus ranges for 2016 were established as follows:

	Threshold	Target	Maximum	Actual
Operating FFO	$0.50 per share	$0.52-$0.53 per share	$0.60 per share	$0.57 per share
Percentage of Bonus	50%	100%	150%	128.5%

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EXECUTIVE COMPENSATION

As indicated above, if Operating FFO for 2016 had been less than $0.50 per share, the CEO and CFO would not have had the right to receive any bonus with respect to Company performance for that year. If earned, the Company performance bonus percentage is computed on a linear basis between the Threshold Operating FFO per share amount to the Target Operating FFO and, likewise from the Target Operating FFO to the Maximum Operating FFO per share that is attainable after taking into account the bonus expense for all of the Company’s employees at that Operating FFO level. Operating FFO for 2016 was $0.57 per share, significantly above the Target Operating FFO, resulting in a payout of 128.5% of target bonuses for the CEO and CFO for the Operating FFO portion of their annual cash incentive bonuses. For a reconciliation of FFO and Operating FFO to net (loss) income attributable to common stockholders, see Item 7 – “Management Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 2016 Annual Report.

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In early 2016, Mr. Schanzer recommended to the Compensation Committee an annual cash incentive bonus target for the CFO. The Compensation Committee reviewed the executive officers’ responsibilities and contributions and made its own assessment as to bonuses for the named executive officers, placing significant weight on the recommendations of Mr. Schanzer for Mr. Mays’ and Ms. Zeigler’s bonuses. Although Ms. Zeigler joined the company on March 31, 2016, it was determined that her significant contributions during the nine months of her tenure in 2016 earned her a bonus representing the same percentage of her guaranteed contractual bonus amount as other senior executives received of their respective target amounts. The Compensation Committee made the following determinations with respect to individual performance for 2016:

Executive	Individual performance for 2016
Mr. Schanzer

•       Continued to successfully implement our long-term strategic plan, resulting in stronger corporate performance, a significant improvement in portfolio quality and a meaningfully less levered and more flexible capital structure.

•       Conducted a successful capital raise through a forward equity offering of 5,750,000 shares (to settle on or before August 1, 2017) yielding proceeds valued at the time of closing in excess of $44 million before dividends and certain other adjustments prior to settlement.

•       Sold Liberty Marketplace, located in Dubois, Pennsylvania, at a price of $15.0 million, sold Upland Square in Pottstown, Pennsylvania, at a price of $83.3 million, acquired Shoppes at Arts District, located in Hyattsville, Maryland, for $20.5 million, and acquired Glenwood Village, located in Bloomfield, New Jersey, for $19.5 million.

Mr. Mays

•       Overall responsibility for the Company’s financial activity and an invaluable overall contributor to the Company’s operations.

•       Conducted a successful capital raise through a forward equity offering of 5,750,000 shares (to settle on or before August 1, 2017) yielding proceeds valued at the time of closing in excess of $44 million before dividends and certain other adjustments prior to settlement.

•       Refinanced an existing $40.3 million mortgage loan payable secured by Franklin Village Plaza with a new $50 million mortgage loan on favorable terms.

•       Closed a new $100 million unsecured term loan maturing April 26, 2023 on favorable terms and entered into a forward interest rate swap agreement which will convert the LIBOR rate to a fixed rate for the term loan beginning November 1, 2016 through its maturity.

Ms. Zeigler

•       Chief administrator and played significant roles in all of major operations since her appointment on March 31, 2016.

•       Significantly advanced progress on redevelopments, identified additional opportunities for untapped growth potential within the Company’s portfolio, restructured leasing operations and implemented a disciplined system of budgetary control and oversight.

Long-Term Compensation

We believe that outstanding long-term performance is achieved through an ownership position that encourages a focus on the Company’s success over the long term. Long-term equity awards are made to members of our senior management to align the long-term interests of senior management with

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EXECUTIVE COMPENSATION

those of stockholders, deliver market competitive pay, provide a strong retentive hook, and aid in recruitment. At the same time, by incentivizing our senior management as stakeholders in our performance, the Company benefits on an operational level from improved productivity and efficiency gains, and the associated value creation. Recipients of awards under this program realize value typically over a three-year time-based vesting period. We believe that the combination of this extended vesting period with the requirements described above for our named executive officers to continually hold a meaningful equity position in the Company creates a strong long-term alignment of interests between those individuals and our stockholders.

Stock awards are based on either performance, continued service or both, subject to acceleration of vesting in certain circumstances, at the discretion of the Compensation Committee, and as further provided in the employment agreements and/or award agreements with the named executive officers.

Our practice is for the Compensation Committee to approve grants of long-term equity compensation as dollar-denominated awards and then to grant a number of shares that have a fair market value equal to the aggregate dollar value of the award based on the closing price of a share of common stock on the day the grant is made.

TSR was selected as the basis for the CEO’s performance-based long-term equity award as it ties this portion of the compensation to stockholder value, with the total value of this award corresponding to stock price appreciation and dividends. The Compensation Committee believed that absolute TSR was the appropriate measure for Company performance as: (a) it more directly aligns the interests of our CEO with our stockholders, and (b) there are few other REITs with the Company’s business strategy, making construction of a suitable performance peer group problematic.

Mr. Schanzer. When Mr. Schanzer was hired in 2011, the Committee awarded him 2,500,000 shares of restricted stock, half of which will vest on the seventh anniversary of the grant date (June 15, 2018) if he remains employed by the Company through such date, and the other half of which will vest on the seventh anniversary of the grant date (June 15, 2018) if Mr. Schanzer remains employed by the Company through such date and the Company’s TSR averages 6.5% or more per year over the seven-year vesting period. No additional shares will be awarded if average TSR exceeds 6.5% over such measurement period and, if the average TSR falls below the 6.5% threshold for the duration of such measurement period, then 50% of the CEO’s long-term equity award will not vest.

Mr. Mays. In the opinion of Mr. Schanzer and the Compensation Committee, since June 2011 when Mr. Mays was retained by the Company as its Chief Financial Officer, he has been performing at an extremely high level and his contributions have been instrumental in helping the Company to achieve results and significant long-term value creation. Most recently, Mr. Mays played a key role in obtaining a $100 million unsecured debt refinancing, negotiating the East River Park Shopping Center acquisition, establishing a foothold in the D.C. market, strengthening relationships with stockholders and analysts, and improving the quality of our internal and external financial reporting. Accordingly, in 2016, to perpetuate the alignment of Mr. Mays’ interest with those of our stockholders and to provide additional retention incentives, the Compensation Committee awarded him 276,564 shares of restricted stock that will vest in full on the fifth anniversary of the grant date (February 17, 2021) if he remains employed by the Company through such date. In addition, previously, to incentivize Mr. Mays to remain with the Company for the long term, in 2013 the Compensation Committee awarded him a grant of 369,718 shares of restricted stock that will vest in full on the fifth anniversary of the grant date (March 5, 2018) if he remains employed by the Company through such date. Both of Mr. Mays’ multi-year grants were in lieu of any other grants to be made for the subsequent respective three-year periods. Because of the Company’s strong performance, the value of the 2013 multi-year grant amounted to less than the value Mr. Mays would have received based on the Company’s actual performance if the grants for those years had been made annually in respect of 2013 through 2015.

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Ms. Zeigler. In the opinion of Mr. Schanzer and the Compensation Committee, since March 2016 when Ms. Zeigler was retained by the Company as its Chief Operating Officer, she has been performing at an extremely high level and has already become invaluable to the Company. To attract and motivate Ms. Zeigler to join the Company, to incentivize her to remain with us for the long term and to immediately align her interests with those of our stockholders, in March 2016 the Compensation Committee awarded her a new hire stock grant of 13,831 shares of restricted stock (an amount equal to approximately $100,000), which vests in full on the third anniversary of grant (March 31, 2019) provided Ms. Zeigler remains employed by the Company through such date.

Grants of Plan-Based Awards for Year Ended December 31, 2016

The following table presents the range of possible payouts of equity and non-equity incentive awards granted to the named executive officers in 2016:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Full Fair Value ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bruce J. Schanzer	N/A	400,000	800,000	1,200,000	—	—	—	—	—	—	—
Philip R. Mays	N/A	181,082	362,164	543,246	—	—	—	276,564	—	—	1,899,995
Robin M. Zeigler	N/A	—	—	—	—	—	—	13,831	—	—	99,998
(1)	In 2016, the Compensation Committee awarded Mr. Mays 276,564 shares of restricted stock that will vest in full on the fifth anniversary of the grant date (February 17, 2021) if he remains employed by the Company through such date and precludes any additional awards for the subsequent three years. On March 31, 2016, Ms. Zeigler was awarded 13,831 shares of restricted stock that will vest in full on the third anniversary of the grant date (March 31, 2019) if she remains employed by the Company through such date.

The annual cash incentive bonuses actually awarded to the CEO and CFO are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. The actual bonus awarded to Ms. Zeigler for 2016 under her employment agreement and based on Company and individual performance is set forth in the “Bonus” column of the Summary Compensation Table.

Perquisites

The only material perquisites provided to our named executive officers relate to automobile payments, reimbursement for expenses incurred and, for Ms. Zeigler in 2016, a relocation incentive. Our named executive officers need vehicles for frequent business-related travel. No other material perquisites are provided. In addition, our named executive officers are not entitled to U.S. Federal income tax gross-ups on any perquisites that are provided.

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Retirement Benefits

Named executive officers are given the opportunity to participate in the Company’s tax-qualified 401(k) plans providing for employer and employee contributions. In 2016, the Company matched 100% of the first 3% of eligible employee compensation contributed and 50% of the next 2% of eligible employee compensation contributed up to the annual limit of 4% of eligible compensation, which amounts to $10,600 per recipient.

Messrs. Schanzer and Mays each received the maximum match. Ms. Zeigler received a match of $6,288, which was limited by her contribution to her former employer’s 401(k) plan.

Several of our senior executives, including Messrs. Schanzer and Mays and Ms. Zeigler, participate in the Company’s 2005 Cedar Realty Trust, Inc. Deferred Compensation Plan (“Rabbi Trust Plan”). Under this deferred compensation plan, participants may defer a portion of their compensation and bonuses paid in cash on a pre-tax basis and receive a tax-deferred return on such amounts based on the performance of specific investments selected by the participants. Participants may also defer share awards made under the Company’s 2012 Stock Incentive Plan, as well as related dividends. In connection with this plan, the Company has established a “rabbi trust” overseen by an independent trustee (the “Rabbi Trust”) wherein the trustee is directed to make investments of the deferred cash amounts which track as closely as possible to those selected by each participant in order to generally match its liabilities to the participants under the deferred compensation plan with equivalent assets and thereby limit market risk. Generally, cash deferrals will be distributed in a lump sum on the earlier of the first day of the 61st month following the end of the calendar year to which such deferral relates, or as soon as practicable after the participant’s separation from service for any reason other than death or retirement (or six months thereafter, in the case of any participant who is a “specified employee” within the meaning of Code Section 409A), unless the participant elects to receive the distribution in installments, or to otherwise further defer the distribution, as provided in the Rabbi Trust Plan. Generally, share deferrals will be distributed in a lump sum on the later of (a) the first business day of the January next following the third anniversary date of the grant, or (b) the first business day of the January next following the date on which the share deferrals are scheduled to vest in their entirety based on the original vesting schedule, unless the participant elects to receive the distribution in installments, or to otherwise further defer the distribution, as provided in the Rabbi Trust Plan.

The following table represents nonqualified deferred compensation held by named executive officers in the Company’s Rabbi Trust as of December 31, 2016:

Nonqualified Deferred Compensation

Name	Executive Contributions in 2016($)(1)	Registrant Contributions in 2016($)	Aggregate Earnings in 2016($)(2)	Aggregate Withdrawals/ Distributions in 2016($)	Aggregate Balance at December 31, 2016($)(3)
Bruce J. Schanzer	—	N/A	(1,306,250)	—	15,508,750
Philip R. Mays	1,899,995	N/A	(94,032)	(613,107)	1,805,963
Robin M. Zeigler	99,998	N/A	(9,682)	—	90,316

(1)	Named executive officer contributions are included in the “Stock Awards” column of the Summary Compensation Table.
(2)	The losses in this column represent loss in value due to decrease in share price during the calendar year 2016.
(3)	All holdings are in Company shares, with values based on the $6.53 closing price of a share of common stock on December 30, 2016, the last trading day of 2016.

Anti-Hedging Policy

The Company does not consider it appropriate for any of its officers, directors or employees to enter into speculative transactions in the Company’s securities that are designed to hedge or offset any

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decrease in market value of the Company’s securities. As a result, the Company prohibits officers, directors or employees from purchasing puts, calls, options or other derivative securities based on the Company’s securities or its correlates. The policy also prohibits hedging or monetization transactions, such as forward sale contracts, equity swaps, collars and exchange funds. Officers, directors and employees may also not purchase securities of the Company on margin, borrow against any account in which the Company’s securities are held or otherwise pledge any securities of the Company.

Share Ownership Guidelines

The Committee believes that management should have a meaningful ownership interest in the Company and, to that end, has implemented share ownership guidelines for the named executive officers to more closely align their interests with those of the stockholders. The number of shares of our common stock that an executive must own is set as a multiple of the executive’s base salary. Unearned performance shares and unvested restricted stock count towards an executive’s ownership of our common stock under the guidelines. For the CEO, the multiple is four times base salary, while for the other named executive officers the multiple is two times base salary, in each case with a four-year phase-in period.

Named Executive Officer	Stock Ownership Target as a Multiple of Salary	In Compliance (Yes/No)
Bruce J. Schanzer	4x	Yes
Philip R. Mays	2x	Yes
Robin M. Zeigler(1)	2x	N/A
(1)	Ms. Zeigler’s employment with the Company as Chief Operating Officer became effective on March 31, 2016 and therefore her phase-in compliance period has not yet concluded.

Tax Deductibility of Compensation

The financial reporting and income tax consequences to the Company of the compensation components for executive officers are considered by the Compensation Committee in analyzing the level and mix of compensation. Section 162(m) of the Code prohibits publicly traded companies from taking a tax deduction for compensation in excess of $1 million paid to the chief executive officer or certain of its other most highly compensated executive officers who are “covered employees” under Section 162(m). Certain “performance-based compensation” is excluded from this $1 million cap. The Compensation Committee continues to evaluate the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate the Company’s executive officers as it determines appropriate.

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Summary Compensation Table

The following table sets forth information regarding compensation paid by the Company to Messrs. Schanzer and Mays and Ms. Zeigler, for fiscal years ended December 31, 2014, 2015 and 2016:

Name and Principal Position	Year	Salary(1) ($)		Bonus ($)		Stock Awards(4) ($)	Non-Equity Incentive Plan Compensation (1)(5) ($)	All Other Compensation(6) ($)	Total ($)
Bruce J. Schanzer President and Chief Executive Officer	2016 2015 2014	800,000 800,000 800,000		— — —		— — —	1,028,000 866,667 700,000	30,522 30,422 28,320	1,858,522 1,697,089 1,528,320
Philip R. Mays Executive Vice President and Chief Financial Officer	2016 2015 2014	381,225 381,225 381,225		— — —		1,899,995 — —	465,380 392,344 362,164	16,600 16,300 16,100	2,763,200 789,869 759,489
Robin M. Zeigler Executive Vice President and Chief Operating Officer	2016	295,385	(2)	535,500	(3)	99,998	—	191,152	1,122,035

(1)	Amounts shown include amounts deferred at the election of the named executive officers into the Company’s 401(k) plan, to the extent applicable.

(2)	Ms. Zeigler’s employment as Chief Operating Officer of the Company became effective March 31, 2016, with an annual base salary for 2016 of $400,000.

(3)	Represents a signing bonus of $150,000 paid to Ms. Zeigler in April 2016 and a cash bonus for 2016 of $300,000 consistent with the terms of her employment agreement. In addition, this amount includes a bonus of $85,500 paid to Ms. Zeigler in February 2017 based on corporate and individual performance for 2016.

(4)	This column represents the grant date fair value of long-term equity awards granted under the Company’s 2012 Stock Incentive Plan. The number of shares granted is calculated based on the closing share price on the date of grant. Mr. Mays received a grant of 276,564 shares of restricted stock, awarded on February 17, 2016, which will vest in full on February 17, 2021 provided he remains employed by the Company through such date. This grant is in lieu of any other grants to be made for the following three-year period. Ms. Zeigler received a grant of 13,831 shares of restricted stock on March 31, 2016, which is scheduled to vest in full on March 31, 2019, provided that she remains employed by the Company through such date. Amounts shown include amounts deferred at the election of the named executive officer under the Rabbi Trust Plan described above.

(5)	Represents cash incentive bonuses earned with respect to the years indicated based upon the achievement of corporate and individual performance goals. See the section entitled “Compensation Discussion and Analysis — Annual Cash Incentive Bonus” above for a description of the performance goals and process for determining annual cash bonus amounts.

(6)	Consists of matching contributions made by the Company on behalf of the named executive officers to its 401(k) plan and automobile allowances and related expenses. For Ms. Zeigler, in addition to the contribution made to her 401(k) plan and her automobile allowance, she received an additional $100,000 relocation incentive in connection with her move to New York, and reimbursement of commuting, lodging and relocation expenses related to travel between her home in Maryland and the Company’s offices between March and August 2016 and relocation from Maryland to New York, in an aggregate amount of $80,479.

Employment Agreements with Named Executive Officers

During 2016, the Company had employment agreements with each of its named executive officers: Messrs. Schanzer and Mays, and Ms. Zeigler.

On May 31, 2011, Mr. Schanzer entered into a seven-year employment agreement, effective as of June 15, 2011, to serve as the Company’s President and Chief Executive Officer at an annual base salary of $800,000, subject to annual discretionary increases. Mr. Schanzer participates in the Company’s annual bonus plan for senior executive officers. Mr. Schanzer also received a long-term incentive compensation grant of 2,500,000 shares of restricted stock in 2011, one-half of which will vest in full on the seventh

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anniversary of the grant date (June 15, 2018) if Mr. Schanzer remains employed by the Company through such date, with the other one-half to vest on the seventh anniversary of the date of grant (June 15, 2018) if Mr. Schanzer remains employed by the Company through such date and the Company’s TSR (as determined in accordance with his employment agreement) for such seven years averages 6.5% or more per year.

On July 15, 2015, Mr. Mays entered into a three-year employment agreement, effective as of June 6, 2015, to serve as Chief Financial Officer of the Company, on terms substantially similar to Mr. Mays’ prior employment agreement with the Company as Chief Financial Officer. The agreement provides for an annual base salary of $381,225, subject to annual discretionary increases. Mr. Mays will also continue to participate in the Company’s annual bonus plan for senior executive officers and will continue to be entitled to participate in the Company’s long-term incentive compensation plan, subject to the discretion of, and the requirements established by, the Board of the Company and/or the Compensation Committee.

On February 26, 2016, Ms. Zeigler entered into a three-year employment agreement, effective as of March 31, 2016, to serve as the Company’s Chief Operating Officer. The agreement provides for an annual base salary of $400,000, subject to annual discretionary increases. Upon the commencement of her employment, Ms. Zeigler was paid a signing bonus of $150,000 and received a new hire stock grant in an amount equal to $100,000, which vests in full on the third anniversary of grant, provided Ms. Zeigler remains employed with the Company through such date. Ms. Zeigler will also be eligible to participate in the Company’s annual bonus plan for senior executive officers. Ms. Zeigler also received a guaranteed bonus of $300,000 for 2016 pursuant to the terms of her employment agreement. Based on Company and individual performance, Ms. Zeigler received an additional $85,500 in bonus compensation, commensurate with the percentage payout of target bonus received by senior management. In connection with Ms. Zeigler’s move to New York, the Company provided $100,000 as a relocation incentive.

On August 4, 2016, largely in response to constructive feedback from our stockholders, the Company entered into amended and restated employment agreements with Messrs. Schanzer and Mays and Ms. Zeigler for the purpose of removing the “modified single trigger” provision in the original employment agreements that required the Company to provide cash severance payments to an executive officer following a change in control. Under the amended and restated employment agreements, cash severance is payable only if an executive officer is terminated by the Company or the Partnership other than for cause (as defined in the amended and restated employment agreements) or on account of death or disability, or if such executive officer resigns for good reason (as defined in the amended and restated employment agreements), which no longer includes a change in control. Additionally, the employment agreements with the Company executives were amended to add a provision which clarifies that nothing in the employment agreement shall prohibit a Company executive from making any disclosures to a governmental agency that are protected under the whistleblower provisions of applicable federal or state law or regulation, and to expressly note the whistleblower immunity granted to the Company executives under the Defend Trade Secrets Act of 2016. There were no changes made to the base salary or target bonus of any of the named executive officers and no compensation was paid to them to relinquish the modified single trigger with respect to cash severance payments following a change in control.

Under each employment agreement, a named executive officer’s employment will terminate automatically upon retirement, death or disability, without payment of any additional compensation, other than accelerated vesting of restricted stock which may be available in certain circumstances.

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EXECUTIVE COMPENSATION

Upon the termination of employment by the Company for cause or by the executive without good reason, no additional compensation will be due to such named executive officer. In the event of termination of a named executive officer’s employment with the Company without cause or by the named executive officer for good reason, unless otherwise agreed, the named executive officer is entitled to receive from the Company:

•

for Mr. Schanzer, provided he executes and delivers an agreement releasing the Company from all liability, a lump sum cash payment equal to two and one-half times the sum of Mr. Schanzer’s annual base salary and his average annual bonuses for the preceding two fiscal years;

•

for Mr. Mays and Ms. Zeigler, provided he or she signs and delivers a general release of any and all claims, a lump sum payment equal to two and one-half times the sum of the executive’s annual base salary and the higher of the executive’s annual bonus in the preceding two full fiscal years;

•	continuation of health insurance benefits for up to 12 months (to be reduced to the extent the executive receives comparable benefits); and

•	acceleration of vesting of all options, restricted shares and other awards under the Company’s employee benefit plans.

•	Under the employment agreements, “good reason” means:

•	material breach by the Company or Partnership of the terms of the employment agreement;

•	a material reduction in the executive’s duties or responsibilities; or

•	the relocation of the Executive’s office or the Company’s or Partnership’s executive offices to a location more than 30 miles from the Company’s Port Washington office.

Each employment agreement also provides that each executive will not compete with the Company or hire any employees of the Company for a period of one year after the termination of the executive’s employment if such termination occurs within the term of the employment agreement, unless employment is terminated by the Company without cause or by the executive for good reason.

The tables below set forth the severance payments that would have been made to each of our named executive officers based on a hypothetical termination date of December 31, 2016 and using the closing price of our stock on December 30, 2016, the last trading day of 2016, in the event of a termination by the Company without cause or by the executive for good reason. These amounts are estimates and the actual amounts to be paid can be determined only at the time of the termination of the executive’s employment without cause or by the executive for good reason. Under each employment agreement, there are also various circumstances under which termination of employment results in no severance due.

Payments Upon Termination Without Cause or By Executive for Good Reason

Name	Cash Compensation (Salary and Bonus) ($)	Value of Stock Awards ($)	Medical and Other Benefits ($)	Total ($)
Bruce J. Schanzer	4,368,334	16,325,000	26,554	20,719,888
Philip R. Mays	2,116,513	4,220,222	26,554	6,363,289
Robin M. Zeigler	1,963,950	90,316	26,114	2,080,380

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Equity Awards

The following table sets forth information with respect to outstanding equity awards at December 31, 2016:

Outstanding Equity Awards at Fiscal Year Ended December 31, 2016

	Stock Awards
Name	Number of Shares or Units of Time-Based Stock That Have Not Vested (#)		Market Value of Shares or Units of Time-Based Stock That Have Not Vested ($)(1)	Number of Unearned Performance-Based Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Performance- Based Shares, Units or Other Rights That Have Not Vested ($)(1)
Bruce J. Schanzer	1,250,000	(2)	8,162,500	1,250,000	(2)	8,162,500
Philip R. Mays	369,718	(3)	2,414,259	—		—
	276,564	(4)	1,805,963	—		—
Robin M. Zeigler(5)	13,831	(6)	90,316	—		—
(1)	Based on the $6.53 closing price of a share of the Company’s common stock on December 30, 2016, the last trading day of 2016.

(2)	These shares are scheduled to vest in full on June 15, 2018, provided that the vesting conditions are met.

(3)	These shares are scheduled to vest in full on March 5, 2018, provided that Mr. Mays remains employed by us through such date.

(4)	These shares are scheduled to vest in full on February 17, 2021, provided that Mr. Mays remains employed by us through such date.

(5)	Ms. Zeigler’s employment with the Company as Chief Operating Officer became effective on March 31, 2016.

(6)	These shares are scheduled to vest in full on March 31, 2019, provided that Ms. Zeigler remains employed by us through such date.

Option Exercises and Stock Vested

No options were granted by the Company or exercised during the fiscal year ended December 31, 2016 and no other equity awards vested during such year. None of the named executive officers held any exercisable or unexercisable options as of December 31, 2016.

Stock Plans

The Company has in effect the 2012 Stock Incentive Plan (the “2012 Plan”), under which a total of 4,500,000 shares of common stock may be issued, and the 2004 Stock Incentive Plan, as amended (the “2004 Plan”). As the result of the approval of the 2012 Plan by our stockholders on June 15, 2012, no further awards may be granted under the 2004 Stock Incentive Plan. The Company is additionally proposing for stockholder approval, the 2017 Stock Incentive Plan which, if approved, will reserve 4,000,000 shares of common stock for issuance of awards. If the 2017 Stock Incentive Plan is approved, no further awards will be made under the 2012 Plan. The plans are administered by the Compensation Committee, which determines, among other things, the number of shares, the vesting period and, to the extent applicable, the exercise price for each award.

The following table sets forth information at December 31, 2016 regarding shares of common stock that may be issued under the Company’s equity compensation plans, which consist of the 2004 Plan and the 2012 Plan.

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Equity Compensation Plans

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plans (Excluding Securities in Column A)
Equity compensation plans approved by security holders	0	—	1,161,395
Equity compensation plans not approved by security holders(1)	0	—	—

Total	0		1,161,395
(1)	On March 14, 2017, the Board approved the 2017 Stock Incentive Plan, which is being proposed herewith for stockholder approval. If the 2017 Stock Incentive Plan is approved by our stockholders at this year’s Annual Meeting, no more than 50,000 shares will be awarded under the 2012 Stock Incentive Plan between March 14, 2017 and the effective date of the 2017 Stock Incentive Plan, and such reserve will be used exclusively, if at all, in connection with recruitment and hiring efforts.

Compensation Committee Report

The Compensation Committee and management of the Company reviewed and discussed the Compensation Discussion and Analysis required by the Securities Exchange Act of 1934. Based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our 2016 Annual Report.

The Compensation Committee

Pamela N. Hootkin

Paul G. Kirk, Jr.

Roger M. Widmann

Compensation Committee Interlocks and Insider Participation

Pamela N. Hootkin, Paul G. Kirk, Jr. and Roger M. Widmann were members of the Compensation Committee during the year ended December 31, 2016. No member of the Compensation Committee during 2016 was an officer, employee or former officer of ours or any of our subsidiaries or had any relationship that would be considered a compensation committee interlock requiring disclosure in this Proxy Statement pursuant to SEC regulations. None of the executive officers of the Company has served on a board of directors or compensation committee of any other entity that has had any of such entity’s executive officers serve either on the Company’s Board or Compensation Committee.

Compensation of Non-Employee Directors

The Compensation Committee periodically reviews compensation paid by a peer group of similarly-sized companies to their directors. The Committee considers aggregate compensation paid by the Company to its non-employee directors relative to total revenues, as compared to similarly-sized public companies. The annual retainer for all non-employee directors has been set at $32,000 and the non-executive Chairman of the Board receives an additional $90,000 cash retainer. The annual retainer for each committee member is $4,000 and the annual retainer for committee chairs is $15,000. Meeting attendance fees are $1,500 and $1,000, respectively, for each Board and committee meeting attended. In 2016, each independent director also received an annual grant of restricted stock with a grant date fair value of $55,000 that vests in full on the third anniversary of the date of grant (with the exception of

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Mr. Rogers, who joined the Board on March 17, 2016 and received a pro-rated restricted stock grant with a grant date fair value of $43,579). Effective January 1, 2017, the annual grant to independent directors will be in the form of restricted stock with a grant date fair value of $65,000 that vests in full on the third anniversary of the date of grant, absent some condition giving rise to accelerated vesting. Cash and equity compensation awarded to directors is eligible at the director’s election for tax deferral under the Company’s Rabbi Trust Plan. If the 2017 Stock Incentive Plan is approved by our stockholders, future cash retainers and equity grants to non-employee directors under that plan will be subject to caps as set forth therein.

The following table details director compensation in 2016, which reflects the compensation described above. The table does not include reimbursement of travel expenses related to attendance at Board and committee meetings. Mr. Schanzer does not receive additional compensation for serving as a director.

Director Compensation — 2016

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
James J. Burns	80,500	55,000	135,500
Abraham Eisenstat	65,500	55,000	120,500
Pamela N. Hootkin	103,500	55,000	158,500
Paul G. Kirk, Jr	103,000	55,000	158,000
Steven G. Rogers	85,147	43,579	128,726
Roger M. Widmann	158,500	55,000	213,500

(1)	Amounts shown include fees for annual retainer ($32,000 for the non-employee directors plus $90,000 for the non-executive Chairman), committee membership ($4,000), committee chair fees ($15,000), and Board and committee meeting fees ($1,500 and $1,000 per Board and committee meeting, respectively). In addition, the amounts reported for Mr. Rogers, Ms. Hootkin and Mr. Kirk include $40,000, $20,000 and $20,000, respectively, for supplemental special committee work performed.

(2)	Each director received a grant of restricted stock with a grant date fair value of $55,000 that will vest in full on the third anniversary of the date of grant with the exception of Mr. Rogers, who was awarded a pro-rated restricted stock award with a grant date fair value of $43,579. The number of shares granted is calculated based on the closing share price on the date of grant. For 2016, director share grants were made on January 4, 2016, based on a closing share price of $6.80, except for Mr. Rogers, whose pro-rated grant was made based on closing share price of $7.22 on March 17, 2016. The annual restricted stock award was increased to $65,000, effective January 1, 2017.

(3)	As of December 31, 2016, each director held 24,327 restricted shares which had not yet vested as of year-end, with the exceptions of Mr. Eisenstat, who held 11,782 unvested restricted shares as of year-end, and Mr. Rogers, who held 6,035 unvested restricted shares as of year-end. All of these shares are included in the security ownership chart for directors and executive officers.

The Committee has established target share ownership guidelines for our directors to more closely align their interests with those of our stockholders. For each director who has served as a director for at least four years, such director is expected to own shares of our common stock, including restricted stock, totaling not less than the number of shares constituting the equity portion of his or her annual retainer for the previous four years. Unvested restricted stock counts towards a director’s share ownership. Based on the directors’ disclosure to the Company, all of the Company’s 2016 directors met such guidelines, with the exception of Mr. Rogers, who is still within his phase-in compliance period. Mr. Gonsalves’ phase-in compliance period will begin upon his election to the Board by the stockholders at the Annual Meeting.

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AUDIT MATTERS

Audit Committee Report

The Audit Committee presently comprises of Steven G. Rogers (Chair), Abraham Eisenstat and Pamela N. Hootkin (and James J. Burns until his retirement as a director of the Company effective May 2, 2017), all of whom are independent directors as defined by Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listing Standards and Rule 10A-3 of the Securities Exchange Act of 1934. Mr. Rogers was appointed to the Audit Committee on March 17, 2016. As of January 1, 2017, Mr. Rogers became Chair of the Audit Committee, and Mr. Burns, the prior Chair of the Audit Committee, will continue to serve as a member thereof until his anticipated retirement on May 2, 2017. The Audit Committee operates under a written charter, which was adopted by the Board. A copy of the charter is available on the Company’s website at www.cedarrealtytrust.com. The Audit Committee appoints the Company’s independent registered public accounting firm, which is presently Ernst & Young LLP (“Ernst & Young”).

The Audit Committee oversees the Company’s financial reporting on behalf of the Board. Company management has primary responsibility for preparing the Company’s financial statements and the financial reporting process, including establishing and maintaining effective internal control over financial reporting and evaluating the effectiveness of internal control over financial reporting. Ernst & Young is responsible for performing an independent audit of (i) the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and (ii) the Company’s internal control over financial reporting, and issuing reports thereon.

In this context, during 2016 the Audit Committee as then constituted met five times and held separate discussions with management, the accounting firm that provides internal audit services to the Company and Ernst & Young. The Audit Committee met with Ernst & Young to discuss its plans and scope for the fiscal 2016 audits and also discussed the procedures and scope with the firm performing the internal audit for 2016. The Audit Committee met with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, including the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting, including compliance with the COSO 2013 principles, and the overall quality of the Company’s financial reporting. The Audit Committee also discussed with Ernst & Young the critical accounting policies and practices used in the preparation of the Company’s audited financial statements. Management and Ernst & Young represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed with Ernst & Young its judgments as to the quality, not just acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee by the standards of the PCAOB, including PCAOB Auditing Standard No. 16, the rules of the Securities and Exchange Commission (the “SEC”) and other applicable regulations. In addition, the Audit Committee discussed with Ernst & Young the firm’s independence from Company management and the Company, including the matters in the letter from Ernst & Young required by PCAOB Rule 3526, and considered the compatibility of non-audit services with Ernst & Young’s independence. The Audit Committee also discussed with Ernst & Young matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

The Audit Committee received and reviewed a report from the internal auditors detailing the results of such firm’s internal audit procedures and the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Committee discussed with Ernst & Young the Company’s internal quality control procedures and any material issues raised by Ernst & Young’s most recent internal quality control review. The Audit Committee, after discussions with management, approved the fees for various services performed by Ernst & Young.

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The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent public accountants, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s independent public accountants and determines whether to re-engage the current independent public accountants. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the independent public accountants, their capabilities and their technical expertise and knowledge of the Company’s operations and industry. Based on this evaluation, the Audit Committee has retained Ernst & Young as the Company’s independent public accountants for the audit of the Company’s financial statements for the year ending December 31, 2017.

The members of the Audit Committee and the Board believe that, due to Ernst & Young’s knowledge of the Company and of the industry in which the Company operates, it is in the best interests of the Company and its stockholders to continue the retention of Ernst & Young to serve as the Company’s independent public accountants. Although the Audit Committee has the sole authority to appoint the independent public accountants, the Audit Committee intends to continue to recommend that the Board ask the stockholders, at this Annual Meeting, to ratify the appointment of the independent public accountants.

Based on the review and discussions with management, the internal auditors and Ernst & Young, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Committee has recommended to the Board the inclusion of the audited consolidated financial statements and related schedule, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting, in the Company’s 2016 Annual Report.

The Audit Committee

James J. Burns

Abraham Eisenstat

Pamela N. Hootkin

Steven G. Rogers*

*	Joined the Audit Committee effective March 17, 2016.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the years ended December 31, 2015 and 2016:

	2016 Actual Fees	2015 Actual Fees
Audit Fees(1)	$884,000	$795,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)	Audit Fees for 2015 and 2016 were incurred for professional services in connection with the audit of our consolidated financial statements and internal control over financial reporting for the years ended December 31, 2015 and 2016, reviews of our interim consolidated financial statements which are included in each of our quarterly reports on Form 10-Q for the years ended December 31, 2015 and 2016, preparation of “comfort letters” for the issuance of our securities, audits of partially-owned subsidiaries and certain accounting consultations.

All audit fees were pre-approved by the Audit Committee, which concluded that the provision of such services by the Company’s auditors was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The policy of the Audit Committee provides for pre-approval of

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AUDIT MATTERS

the yearly audits, quarterly reviews and tax compliance on an annual basis. As individual engagements arise, they are approved on a case-by-case basis. The Audit Committee may delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Consideration of these Fees

The Company’s Audit Committee has considered whether the provisions of the services covered under the category of “Audit-Related Fees” are compatible with maintaining the independence of Ernst & Young LLP, and concluded Ernst & Young LLP is independent.

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PROPOSAL 2: APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2: APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017. A representative of Ernst & Young LLP is expected to be present at the meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

Although ratification by stockholders is not a prerequisite to the power of the Audit Committee to appoint Ernst & Young LLP as our independent registered public accounting firm, our Board and the Audit Committee believes such ratification to be advisable and in the best interests of the company. If the appointment of Ernst & Young LLP is ratified, the Audit Committee will continue to conduct an ongoing review of Ernst & Young LLP’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Ernst & Young LLP at any time. If stockholders do not ratify the appointment of Ernst & Young LLP, the appointment of an independent registered public accounting firm will be reconsidered by the Audit Committee.

The affirmative vote of a majority of the shares entitled to be voted and present at the meeting either in person or by proxy is required to approve this Proposal.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

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PROPOSAL 3: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 3: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At the Company’s 2016 Annual Meeting of Stockholders, stockholders approved the executive compensation of the Company.

As described in the section, “Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of short- and long-term strategic and operational goals and, for the CEO, achievement of certain TSR goals, while at the same time avoiding unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee. Although non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

The affirmative vote of a majority of the shares entitled to be voted and present at the meeting either in person or by proxy is required to approve this Proposal.

Accordingly, we ask our stockholders to vote on the following resolution at this meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED”.

The Board of Directors unanimously recommends a vote FOR approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

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PROPOSAL 4: ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

PROPOSAL 4: ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

As described in Proposal 4 above, in accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. In addition, this Proposal 5 affords our stockholders the opportunity to cast a non-binding, advisory vote on whether future advisory votes to approve the compensation of our named executive officers should be held every one year, two years, or three years.

Since 2011, following the advisory vote of stockholders in favor of annual say-on-pay votes, the Company has held such votes every year. We continue to believe that say-on-pay votes should be conducted every year so that our stockholders may annually express their views on our executive compensation program, and because market practice is that annual say-on-pay votes should be held.

Although this vote on the frequency of say-on-pay votes is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

It is expected that our next vote on a say-on-pay frequency proposal will occur at the 2023 Annual Meeting of Stockholders.

The proxy card provides stockholders with the opportunity to choose among four options when voting on this Proposal No. 4. Stockholders may cast their advisory vote to conduct advisory votes every “1 Year,” “2 Years,” “3 Years,” or “Abstain.”

A plurality of the shares entitled to be voted and present at the meeting either in person or by proxy will determine the stockholders’ preferred frequency for holding an advisory vote on executive compensation. This means that the option for holding an advisory vote every 1 year, 2 years, or 3 years, receiving the greatest number of votes will be considered the preferred frequency of the stockholders.

The Board of Directors unanimously recommends a vote to hold say-on-pay votes every 1 Year.

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PROPOSAL 5: APPROVAL OF 2017 STOCK INCENTIVE PLAN

PROPOSAL 5: APPROVAL OF 2017 STOCK INCENTIVE PLAN

At our Annual Meeting, our stockholders will be asked to approve our 2017 Stock Incentive Plan (the “2017 Plan”), which was adopted, subject to stockholder approval, by our Board on March 14, 2017. The 2017 Plan reserves an aggregate of 4,000,000 shares for issuance pursuant to awards under the 2017 Plan and imposes an overall cap on annual per director compensation of $750,000. In addition, the 2017 Plan implements numerous best-practice enhancements to the Company’s corporate governance practices with respect to equity compensation. The purpose of the 2017 Plan is to promote the success and enhance the value of the Company by linking the individual interests of the directors, officers, and employees to those of the Company stockholders, and by providing such individuals with an incentive to outperform in order to generate superior return to Company stockholders. The 2017 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of directors, officers, and employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

In the event that the 2017 Stock Incentive Plan is approved, it will replace the Company’s 2012 Stock Incentive Plan, effective as of the date of such approval, whereupon no further awards will be made under the 2012 Stock Incentive Plan. In addition, the Board has determined to make awards covering no more than 50,000 shares under the 2012 Stock Incentive Plan between March 14, 2017 and the effective date of the 2017 Plan, if approved, and such reserve will be used exclusively, if at all, in connection with recruitment and hiring efforts.

Why You Should Vote to Approve the 2017 Stock Incentive Plan

✓	Permits continued alignment with stockholders’ interests through use of equity compensation
✓	Awards would not have a material dilutive effect
✓	Historically responsible grant practices
✓	Minimum one-year vesting for all types of equity awards, subject to a 5% carve out, and a minimum three-year vesting period for time-based restricted stock awards
✓	No repricing of options or SARs without prior stockholder approval
✓	No liberal share recycling
✓	Any material plan amendments require stockholder approval
✓	Caps on annual equity awards
✓	Cap on annual director compensation
✓	Board commitment to grant future awards covering no more than 50,000 additional shares under the 2012 Plan if and until the 2017 Plan is approved at the Annual Meeting

The Board of Directors unanimously recommends a vote FOR approval of the 2017 Stock Incentive Plan.

The Board believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting our success, as well as further aligning employees’ interests with those of our stockholders and encouraging their long-term commitment to the Company. Incentive compensation plans like the 2017 Plan are an important attraction, retention and motivation tool for executives and employees. The Board believes that the 2017 Plan gives the Company greater flexibility to structure future incentives and better attract, retain, motivate and reward key employees.

The Board has determined that the current equity share pool reserve under the 2012 Plan will not be sufficient for our anticipated equity award needs in the near term. Therefore, if stockholders do not approve the 2017 Plan, our future ability to issue equity-based awards will be limited, which could have significant negative consequences for our ability to recruit and retain qualified senior employees. In

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particular, the Company’s employment agreement with Mr. Schanzer will expire in 2018 and the Board anticipates seeking to renew Mr. Schanzer’s employment agreement in advance of its expiration. A renewed or extended agreement will potentially include an upfront award in excess of the number of shares currently available under the 2012 Plan. If stockholders approve the 2017 Plan, we anticipate the additional shares will be sufficient to ensure senior management continuity with respect to the CEO as well as provide equity incentives to attract, retain, and motivate employees for approximately the next five years.

If our Company’s stockholders do not approve this proposal, the current share limits under, and other terms and conditions of, our 2012 Plan will continue in effect. However we may not be able to consummate a renewal of Mr. Schanzer’s employment agreement.

The affirmative vote of a majority of the shares entitled to be voted and present at the meeting either in person or by proxy is required to approve this Proposal.

The following is a brief description of the material features of the 2017 Plan.

Summary of New Features in 2017 Plan

•	Maximum Number of Shares. The maximum number of shares of common stock available for issuance pursuant to awards under the 2017 Plan is 4,000,000.

•

Types of Awards. The award of restricted stock, restricted stock units, unrestricted stock, stock options (both incentive and non-qualified options), stock appreciation rights, dividend equivalent rights and cash-based awards is permitted under the 2017 Plan.

•

No Liberal Share Recycling. Shares tendered or held back for taxes or to cover the exercise price of an option will not be added back to the reserve pool under the 2017 Plan. Upon the exercise of stock appreciation rights or the vesting of restricted stock awards that are settled in shares of common stock, the full number of shares underlying the award will be charged to the reserve pool. Additionally, shares we reacquire on the open market will not be added to the reserve pool.

•	No Repricing. Stock options and stock appreciation rights will not be repriced in any manner without prior stockholder approval.

•

Cap on Annual Director Compensation. The value of all awards awarded under the 2017 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year may not exceed $750,000.

•

Minimum Vesting. The 2017 Plan provides for a minimum vesting period of one year, applicable to all types of equity awards, subject to a 5% carve out. In addition, restricted stock awards subject to time-based vesting have a three-year minimum vesting period and restricted stock awards subject to performance-based vesting have a one-year minimum vesting period.

•	Amendments Subject to Stockholder Approval. Any material amendment to the 2017 Plan is subject to approval by our stockholders.

A copy of the 2017 Plan is attached to this Proxy Statement as Annex A. A copy of the 2017 Plan document may also be obtained by written request to our Secretary at Cedar Realty Trust, Inc., 44 South Bayles Avenue, Port Washington, New York 11050.

Based on the closing price of our common stock as reported by the NYSE on March 10, 2017, the aggregate market value of the 4,000,000 shares of common stock authorized for issuance under the 2017 Plan is $20,040,000. The shares we issue under the 2017 Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated under the 2017 Plan other than by exercise will be added back to the shares of common stock available for issuance under the Plan. The following shares will not be added to the shares authorized for grant under the 2017 Plan and will not be available for future grants of awards: (i) shares tendered or held back by the Company in payment of the exercise price of

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PROPOSAL 5: APPROVAL OF 2017 STOCK INCENTIVE PLAN

an option or settlement of an award; (ii) shares withheld by the Company to satisfy any tax withholding obligation with respect to an award; and (iii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof; and (iv) shares purchased on the open market.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the 2017 Plan to a “Covered Employee” (as defined in the Code) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2017 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (i) consolidated income before or after taxes; (ii) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (iii) adjusted EBITDA; (iv) net operating income; (v) net income; (vi) net income per share of stock; (vii) book value per share of stock; (viii) total shareholder return; (ix) expense management; (x) return on investment; (xi) return on assets; (xii) improvements in property portfolio metrics, such as average base rent, surrounding household density and surrounding household income; (xiii) improvements in capital structure; (xiv) profitability of an identifiable business unit; (xv) maintenance or improvement of debt to equity ratio or other ratios; (xvi) stock price; (xvii) funds from operations (“FFO”); (xviii) operating FFO; (xix) cash flow; and (xx) working capital, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 2,500,000 shares of common stock for any performance cycle. Options or stock appreciation rights with respect to no more than 1,000,000 shares of common stock may be granted to any one individual during any calendar year period and no more than 500,000 shares of common stock may be granted to any individual grantee in any calendar year period; provided, however, that pursuant to anticipated contractual obligations of the Company in respect of the renewal of the Chief Executive Officer’s employment agreement, no more than 750,000 shares of restricted stock may be granted to the Chief Executive Officer in any calendar year, and no more than 2,500,000 shares of common stock in the aggregate may be granted to the Chief Executive Officer in respect of any multi-year contract term.

Rationale for Share Increase

The 2017 Plan is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our Compensation Committee and Board believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes is necessary and appropriate to attract, reward and retain our employees.

Our compensation philosophy reflects broad-based eligibility for equity incentive awards. As of March 10, 2017, approximately half of our employees held outstanding equity awards and approximately 70 individuals were eligible to participate in the 2017 Plan. By ensuring that our employees hold equity awards, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

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We have historically had responsible grant practices which have led to low burn rates. Our three-year average burn rate for 2014-2016 is 1.29% and, using an adjuster for full value awards as determined by Institutional Shareholder Services Inc. (“ISS”), is 3.01%.

Summary of the 2017 Plan

The following description of certain features of the 2017 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2017 Plan that is attached hereto as Annex A.

Administration. The 2017 Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2017 Plan. The Compensation Committee may delegate to our Chief Executive Officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934 and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. All full-time and part-time officers, employees, non-employee directors and other key persons (including consultants) are eligible to participate in the 2017 Plan, subject to the discretion of the Compensation Committee.

Award Limits. There are certain limits on the number of awards that may be granted under the 2017 Plan. For example, no more than 1,000,000 shares of common stock may be granted in the form of stock options or stock appreciation rights to any one individual during any one calendar year period, and no more than 500,000 shares of common stock may be granted pursuant to awards other than stock options or stock appreciation rights to any individual grantee in any calendar year. The maximum performance-based award payable to any grantee in a performance cycle is 2,500,000 shares of common stock. These limits are intended to comply with Section 162(m) of the Code. In addition, no more than 2,500,000 shares of common stock may be granted in the form of incentive stock options.

Director Compensation Limit. The 2017 Plan provides that the value of all awards awarded under the 2017 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $750,000. For purposes of this limit, the value of any equity incentive awards made to a non-employee director shall be equal to the grant date fair value determined based on the closing price of our common stock on the date of grant.

Minimum Vesting. The minimum vesting period for each equity award granted under the Plan must be at least one year, provided that up to 5% of the shares authorized for issuance under the Plan may be utilized for unrestricted stock awards or other equity awards with a minimum vesting period of less than one year and time-based restricted stock awards have a minimum vesting period of three years. In addition, the Compensation Committee may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within one year or (ii) if such awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the one year.

Stock Options. The 2017 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2017 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons (including consultants). The exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock

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PROPOSAL 5: APPROVAL OF 2017 STOCK INCENTIVE PLAN

on the date of grant. Fair market value for this purpose will be determined by reference to the closing price of the shares of common stock on the NYSE on the date of grant date. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee in circumstances involving the optionee’s death, disability or retirement, a change in control or other similar event. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2017 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights.

Restricted Stock Units. The Compensation Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Compensation Committee may also grant shares of common stock which are free from any restrictions under the 2017 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

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Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award. Dividend equivalent rights may not be granted as a component of options or stock appreciation rights.

Change in Control Provisions. The 2017 Plan provides that upon the effectiveness of a “sale event,” as defined in the 2017 Plan, all awards under the 2017 Plan will automatically terminate unless the parties to the sale event agree that such awards will be assumed, continued, or substituted by the successor entity; provided that except as may be otherwise provided in the relevant award agreement or employment agreement, all awards with time-based vesting, conditions or restrictions shall become fully vested and non-forfeitable as of the effective time of the sale event, and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in whole or in part in connection with a sale event in the Compensation Committee’s discretion or to the extent specified in the relevant award agreement or employment agreement. In connection with a sale event, (i) the Company may make or provide for a cash payment to participants holding options and stock appreciation rights, in exchange for the cancellation thereof, equal to the difference between the per share cash consideration in the sale event and the exercise price of the options or stock appreciation rights or (ii) each participant shall be permitted, within a specified period of time prior to the consummation of the sale event, as determined by the Compensation Committee, to exercise all outstanding options and stock appreciation rights held by such participant. The Company shall also have the option to make or provide for payment, in cash or in kind, to grantees holding other awards in an amount equal to the sale price multiplied by the number of vested shares underlying such awards.

Adjustments for Stock Dividends, Stock Splits, etc. The 2017 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to 2017 Plan, to certain limits in the 2017 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2017 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Participants may elect to have withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting. Shares tendered in satisfaction of tax liability will no longer be available for future awards under the 2017 Plan.

No Repricing of Stock Options or Stock Appreciation Rights. The exercise price of outstanding stock options or stock appreciation rights may not be reduced or repriced in any manner without prior stockholder approval.

Amendments and Termination. The Board may at any time amend or discontinue the 2017 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the NYSE, any amendments that materially change the terms of the 2017 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2017 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of Plan. The 2017 Plan was adopted by our Board on March 14, 2017 and will become effective once approved by stockholders at the Annual Meeting. Awards of incentive options may be granted under the 2017 Plan until the tenth anniversary of March 14, 2017. No other awards may be granted under the 2017 Plan after the date that is ten years from the date of stockholder approval.

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PROPOSAL 5: APPROVAL OF 2017 STOCK INCENTIVE PLAN

New Plan Benefits

Because the grant of awards under the 2017 Plan is within the discretion of the Compensation Committee, and possibly subject to various performance factors which cannot, as yet, be determined, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2017 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2017 Plan, the following table provides information concerning the awards that were received by the following persons and groups during 2016: each named executive officer; all other executive officers, as a group; all non-employee directors, as a group; and all current employees who are not executive officers, as a group.

	Stock Awards
Name and Position	Dollar Value ($)		Number of Awards (#)
Bruce J. Schanzer, President and Chief Executive Officer	—		—
Philip R. Mays, Executive Vice President, Chief Financial Officer and Treasurer	1,899,995	(1)	1
Robin M. Zeigler, Executive Vice President and Chief Operating Officer	99,998	(2)	1
All other executive officers, as a group	—		—
All non-employee directors, as a group	318,565		6
All current employees who are not executive officers, as a group	927,950		16

(1)	Mr. Mays received a grant of 276,564 shares of restricted stock, awarded on February 17, 2016, which will vest in full on February 17, 2021 provided he remains employed by the Company through such date.

(2)	Ms. Zeigler received a grant of 13,831 shares of restricted stock on March 31, 2016, which will vest in full on March 31, 2019 provided she remains employed by the Company through such date.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2017 Plan. It does not describe all federal tax consequences under the 2017 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

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If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2017 Stock Incentive Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2017 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2017 Plan is structured to allow certain awards to qualify as performance-based compensation.

The Board of Directors unanimously recommends a vote FOR approval of the 2017 Stock Incentive Plan.

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SECURITY OWNERSHIP; OFFICERS AND DIRECTORS

SECURITY OWNERSHIP; OFFICERS AND DIRECTORS

Security Ownership of Certain Beneficial Owners and Management

The following is a schedule of all persons who, to the knowledge of the Company, beneficially owned more than 5% of the outstanding common stock of the Company as of March 10, 2017:

Name and Address	Number of Shares Beneficially Owned		Percent of Stock(1)
FMR LLC 245 Summer Street Boston, MA 02210	12,853,926	(2)	15.0%
BlackRock Inc. 55 East 52nd Street New York, NY 10022	12,499,599	(3)	14.6%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	11,327,249	(4)	13.2%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malverne, PA 19355	10,226,970	(5)	12.0%
T. Rowe Price Small-Cap Value Fund, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	8,351,486	(4)	9.8%
Vanguard Specialized Funds – Vanguard REIT Index Fund. 100 Vanguard Blvd. Malverne, PA 19355	6,239,667	(6)	7.3%
InvenTrust Properties Corp. Inland Investment Advisors, Inc. Inland Real Estate Investment Corporation The Illinois Real Estate Transactions Group, Inc. The Inland Group, Inc. 2809 Butterfield Road Oak Brook, IL 60523	5,449,188	(7)	6.4%
(1)	Based on 85,541,207 shares of common stock outstanding at the close of business on March 10, 2017. However, taking into account the Company’s forward equity offering of 5,750,000 shares in August 2016, the share count is 91,291,207.

(2)	According to a Schedule 13G/A filed with the SEC on February 14, 2017.

(3)	According to a Schedule 13G/A filed with the SEC on January 12, 2017.

(4)	According to a Schedule 13G/A filed with the SEC on February 7, 2017.

(5)	According to a Schedule 13G/A filed with the SEC on February 10, 2017, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 92,361 shares of the common stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 239,112 shares of the common stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

(6)	According to a Schedule 13G/A filed with the SEC on February 13, 2017.

(7)	According to a Schedule 13D/A filed with the SEC on April 26, 2013. Includes shares beneficially owned by Inland Investment Advisors, Inc., an indirect wholly owned subsidiary of The Inland Group, Inc. through its management of the discretionary accounts of Inland American Real Estate Trust, Inc. and Eagle I Financial Corp, 701 North Green Valley Parkway, Suite 200, Henderson, NV 89074. Mr. Daniel L. Goodwin is the controlling shareholder of The Inland Group, Inc.

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SECURITY OWNERSHIP; OFFICERS AND DIRECTORS

The following table sets forth information concerning the security ownership of directors and named executive officers as of March 10, 2017:

Name	Number of Common Shares Beneficially Owned(1)	Percent of Common Stock(2)
Bruce J. Schanzer(3)	2,671,257	3.12%
Philip R. Mays	651,042	*
Robin M. Zeigler(4)	107,009	*
Roger M. Widmann	109,924	*
Paul G. Kirk, Jr.	85,633	*
Pamela N. Hootkin	79,193	*
James J. Burns	79,189	*
Abraham Eisenstat	51,541	*
Steven G. Rogers(5)	15,794	*
Directors and executive officers as a group (9 persons)(3)(4)(5)	3,850,582	4.50%
*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)	Based on 85,541,207 shares of common stock outstanding at the close of business on March 10, 2017. However, taking into account the Company’s forward equity offering of 5,750,000 shares in August 2016, the share count is 91,291,207.

(3)	Includes 37,664 shares of common stock owned by Mr. Schanzer as custodian for his minor children under the Uniform Gifts to Minors Act. Mr. Schanzer disclaims beneficial ownership of these shares.

(4)	Ms. Zeigler’s employment with the Company as Chief Operating Officer became effective on March 31, 2016. Amounts reflected in the table include an initial grant of 13,831 shares (approximately $100,000) and a grant of 93,178 shares of restricted stock (approximately $560,000), awarded to Ms. Zeigler on February 22, 2017, both of which grants are scheduled to vest on the third anniversary of the date of grant, provided Ms. Zeigler remains employed by the Company through that respective date.

(5)	Mr. Rogers was appointed to the Board on March 17, 2016.

Transactions with Related Persons

Our Board has adopted a written policy relating to the review, approval and ratification of transactions between the Company and related persons, pursuant to which any such transactions must be approved by the Audit Committee. The policy applies to transactions or arrangements between us and any related person, including directors, director nominees, executive officers, greater than 5% stockholders and the immediate family members of each of these groups. In determining whether to approve a related person transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. There were no transactions during 2016 that were subject to our related person transaction policy.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors, and persons who beneficially own more than 10% of the stock of the Company to file initial reports of ownership and reports of changes in ownership. Such persons are also required by Securities and Exchange Commission regulations to furnish the Company with copies of these reports. Securities and Exchange Commission rules require the Company to identify in this Proxy Statement

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SECURITY OWNERSHIP; OFFICERS AND DIRECTORS

anyone who filed a required report late during the most recent fiscal year. Based solely on the Company’s review of copies of such forms received, or written representations from certain reporting persons that no filings were required for such persons, the Company believes that, during 2016 , its executive officers, directors and holders of more than 10% of its common stock complied with all filing requirements under Section 16(a).

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OTHER MATTERS

OTHER MATTERS

Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Company. The Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $10,500, plus all reasonable out-of-pocket expenses. The Company may use the services of its directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

Stockholder Proposals

Proposals of stockholders intended to be presented at the Company’s 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the rules promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company on or prior to November 25, 2017 to be eligible for inclusion in the Company’s Proxy Statement and form of Proxy to be used in connection with such meeting. Under Rule 14a-8, we are not required to include stockholder proposals in our proxy materials unless this condition is satisfied. Accordingly, any notice of stockholder proposals received after this date will be considered untimely. In addition, proposed nominations by stockholders for persons to serve as directors at the 2018 Annual Meeting must comply with the advance notice provisions and other requirements specified in our by-laws and be received by the Company between January 2, 2018 and February 1, 2018. Nominations not received within this time frame will be considered untimely.

Householding

The Company may elect to send a single copy of its 2016 Annual Report and this Proxy Statement to any household at which two or more stockholders reside, unless one of the stockholders at such address notifies the Company that he or she desires to receive individual copies. This “householding” practice reduces the Company’s printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Stockholders may request to discontinue or re-start householding, or to request a separate copy of the 2016 Annual Report or 2017 Proxy Statement, as follows:

•	stockholders owning shares through a bank, broker or other holder of record should contact such record holder directly; and

•

stockholders of record should write to the Company at 44 South Bayles Avenue, Port Washington, New York 11050, attention Investor Relations. The Company will promptly deliver such materials upon request.

Other Business

At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

By Order of the Board of Directors,

BRUCE J. SCHANZER

President and Chief Executive Officer

Dated: March 23, 2017

    2017 Proxy Statement  |  63

ANNEX A

CEDAR REALTY TRUST, INC.

2017 STOCK INCENTIVE PLAN

CEDAR REALTY TRUST, INC.

2017 STOCK INCENTIVE PLAN

Section 1. General Purpose of The Plan; Definitions

The name of the plan is the Cedar Realty Trust, Inc. 2017 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Cedar Realty Trust, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights.

“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Cause” means, with respect to any grantee under the Plan, the following: (i) if the grantee has an employment agreement in effect with the Company and/or any of its Subsidiaries that contains a definition of “Cause”, unless otherwise defined in the applicable Award Agreement, the definition of “Cause” set forth in such employment agreement, or (ii) if the grantee does not have an employment agreement in effect with the Company and/or any of its Subsidiaries that contains a definition of “Cause,” the grantee’s (A) willful misconduct in connection with the performance of any of his or her duties as an employee of the Company or any Subsidiary, including, without limitation, misappropriation of funds or property of the Company or an affiliate or securing or attempting to secure personally (whether directly or indirectly) any profit in connection with any transaction entered into on behalf of the Company or any Subsidiary; (B) willful failure, neglect or refusal to perform the individual’s duties which is not cured within ten (10) days after written notice thereof, (C) conviction (or nolo contendere plea) in connection with a felony or misdemeanor involving moral turpitude, deceit, dishonesty or fraud and/or (D) material violation of any provision of any agreement(s) between the grantee and the Company or any Subsidiary relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Compensation Committee of the Board consisting of at least two members of the Board, each of whom shall be a non-employee director within the meaning of Rule 16b-3 under the Exchange Act.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. No Dividend Equivalent Rights may be awarded as a component of an Option or Stock Appreciation Right.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 20.

“Equity Award” means any Award other than (i) a Cash-Based Award or (ii) a Dividend Equivalent Right that is (A) granted as a component of a Restricted Stock Unit Award or Restricted Stock Award or (B) not to be paid in Stock (except to the extent that the underlying dividend is paid in Stock).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee; provided, however, that if the Stock is admitted to quotation on the New York Stock Exchange or another national securities exchange, Fair Market Value shall equal the closing price of the Stock on the date of grant. If the date of grant is not a trading day, Fair Market Value shall mean the closing price of the Stock on the last date preceding such date that is a trading day.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Minimum Vesting Period” means, for an Equity Award, the one-year period following the date of grant of such Equity Award.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units or Cash-Based Award granted to a Covered Employee, or an individual expected to become a Covered Employee, that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: (i) consolidated income before or after taxes; (ii) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (iii) adjusted EBITDA; (iv) net operating income; (v) net income; (vi) net income per share of Stock; (vii) book value per share of Stock; (viii) total shareholder return; (ix) expense management; (x) return on investment; (xi) return on assets; (xii) improvements in property portfolio metrics, such as average base rent, surrounding household density and surrounding household income; (xiii) improvements in capital structure; (xiv) profitability of an identifiable business unit; (xv) maintenance or improvement of debt to equity ratio or other ratios; (xvi) Stock price; (xvii) funds from operations (“FFO”); (xviii) operating FFO; (xix) cash flow; and (xx) working capital, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall adjust any evaluation performance under a Performance Criterion to exclude any of the following extraordinary events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing in the Company’s annual report to stockholders for the applicable year.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Committee for a Performance Cycle based upon the Performance Criteria.

“Person” means the term person as used for purposes of Section 13(d) or 14(d) of the Exchange Act.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Committee may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Committee may determine at the time of grant.

“Sale Event” means (i) an acquisition (other than directly from the Company) of any Voting Securities by any Person immediately after which such Person has “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities; (ii) the individuals who, as of the adoption of the Plan by the Board, are members of the Board (the “Incumbent Board”), cease for any reason to constitute a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; (iii) the consummation of a merger, consolidation or reorganization involving the Company pursuant to which the holders of the Company’s outstanding Voting Securities immediately prior to such transaction do not own a majority of the outstanding Voting Securities of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; (iv) a complete liquidation or dissolution of the Company; or (v) the sale or other disposition in one transaction or a series of transactions of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary). Notwithstanding the foregoing, a Sale Event shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares beneficially owned by the Subject Persons. If a Sale Event would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, the Board shall take action to either (i) affirm the permitted amount of then outstanding Voting Securities or (ii) adjust such number, before a Sale Event shall occur.

“Sale Price” means the value as determined by the Committee of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.06 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock or cash having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

“Voting Securities” means any voting securities of the Company.

Section 2. Administration of Plan; Committee Authority to Select Grantees and Determine Awards

(a) Administration of Plan. The Plan shall be administered by the Committee.

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, retirement or termination of employment, or a change in control (including a Sale Event);

(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Committee shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

(d) Minimum Vesting Period. The vesting period for each Equity Award granted under the Plan must be at least equal to the Minimum Vesting Period applicable to such Award; provided, however, nothing in this Section 2(d) shall limit the Committee’s authority to accelerate the vesting of Awards as set forth in Section 2(b)(v) above; and, provided further, notwithstanding the foregoing, up to 5% of the shares of Stock authorized for issuance under the Plan may be utilized for Unrestricted Stock Awards or other Equity Awards with a vesting period that is less than the Minimum Vesting Period (each such Equity Award, an “Excepted Award”). Notwithstanding the foregoing, in addition to Excepted Awards, the Committee may grant Equity Awards that vest (or permit previously granted Equity Awards to vest) within the Minimum Vesting Period (i) if such Equity Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period or (ii) if such Equity Awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the Minimum Vesting Period.

(e) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates. Such Award Agreements shall be consistent with the terms of the Plan, and may vary across grantees or among different forms of Awards.

(f) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles of incorporation or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(g) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

Section 3. Stock Issuable Under The Plan; Mergers; Substitution

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 4,000,000 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) under the Plan shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, no more than 2,500,000 shares of Stock in the aggregate may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $750,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to time-based vesting provisions.

(c) Maximum Awards to Officers and Employees. No Award may be granted under the Plan to any person who, assuming the exercise of all options and payment of all equity awards held by such person (whether granted under the Plan or otherwise), would own or be deemed to own more than 9.9% of all of the outstanding shares of Stock. Subject to adjustment under Section 3(d) below,

(i) Stock Options or Stock Appreciation Rights with respect to no more than 1,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period and (ii) no more than 500,000 shares of Stock may be granted subject to Awards other than Stock Options and Stock Appreciation Rights to any one individual grantee during any one calendar year period; provided, however, that pursuant to anticipated contractual obligations of the Company in respect of the renewal of the Chief Executive Officer’s employment agreement, no more than 750,000 Restricted Shares may be granted to the Chief Executive Officer in any calendar year, and, in any event, no more than 2,500,000 shares of Stock in the aggregate may be granted to the Chief Executive Officer in respect of any multi-year contract term.

(d) Changes in Stock. Subject to Section 3(e) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the maximum number of shares that may be awarded to officers and employees as set forth in Section 3(c) above, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(e) Mergers and Other Transactions. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, provided that, except as may be otherwise provided in the relevant Award Agreement or employment agreement, as the case may be, all Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in whole or in part in connection with a Sale Event in the Committee’s discretion or to the extent specified in the relevant Award Agreement or employment agreement, as the case may be. For the avoidance of doubt and notwithstanding anything to the contrary in the Plan, Awards shall be subject to acceleration to the extent specified in the relevant Award Agreement or in any employment agreement between the grantee and the Company and/or any of its Subsidiaries. In connection with a Sale Event, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

(f) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

Section 4. Eligibility

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.

Section 5. Stock Options

(a) Award of Stock Options. The Committee may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. If the Committee so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Committee may establish.

(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Agreement:

(i) In cash, by certified or bank check or other instrument acceptable to the Committee;

(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) By the optionee delivering to the attention of the General Counsel of the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

Section 6. Stock Appreciation Rights

(a) Award of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock or cash as set forth in the Award Agreement having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Committee independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Committee. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

Section 7. Restricted Stock Awards

(a) Nature of Restricted Stock Awards. The Committee may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Committee may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. Notwithstanding anything herein to the contrary but subject to Section 2(b)(v), Restricted Stock Awards with time-based vesting, conditions or restrictions shall have a minimum vesting period of three years and Restricted Stock Awards with performance-based vesting, conditions or restrictions shall have a minimum vesting period of one year.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, the Committee may, in its discretion, determine that any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Committee shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Committee may prescribe.

(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement or any other lock up agreements to which the grantee may, from time to time, be subject. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 17 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Shares. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

Section 8. Restricted Stock Units

(a) Nature of Restricted Stock Units. The Committee may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock or cash as set forth in the Award Agreement upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock or cash as set forth in the Award Agreement. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Committee shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Committee may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Committee and in accordance with Section 409A and such other rules and procedures established by the Committee. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Committee shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Committee deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 12 and such terms and conditions as the Committee may determine.

(d) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 17 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Section 9. Unrestricted Stock Awards

Grant or Sale of Unrestricted Stock. The Committee may grant (or sell at par value or such higher purchase price determined by the Committee) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

Section 10. Cash-Based Awards

Grant of Cash-Based Awards. The Committee may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals. The Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Committee shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

Section 11. Performance-Based Awards to Covered Employees

(a) Performance-Based Awards. The Committee may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units or Cash-Based Award that will vest or become payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below. Prior to the end of a Performance Cycle, the Committee, in its discretion, shall adjust the performance objectives to reflect a change in capitalization or any other event that may materially affect the performance of the Company or a Subsidiary, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company or a Subsidiary.

(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Committee may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-Based Award.

(d) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan is (i) for any given calendar year, 750,000 shares of Stock for the CEO, and 500,000 for other Covered Employees, or (ii) for multi-year Performance Cycles, 2,500,000 shares of Stock for the CEO (subject to adjustment as provided in Section 3(d) hereof). For Performance-Based Awards that are Cash-Based Awards, the maximum amount payable is (i) for any given calendar year, $3,000,000 to any one Covered Employee under the Plan, or (ii) for Performance Cycles exceeding one year, the product of $3,000,000 multiplied by the number of years in the Performance Cycle.

Section 12. Dividend Equivalent Rights

(a) Dividend Equivalent Rights. The Committee may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend

Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units may, in the Committee’s discretion, provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 17 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Section 13. Transferability of Awards and Stock Acquired Pursuant to Awards

(a) Transferability of Awards. Except as provided in Section 13(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Committee Action. Notwithstanding Section 13(a), the Committee, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

Section 14. Tax Withholding

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Committee, a grantee may elect to have the Company’s tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that to the extent necessary to avoid adverse accounting treatment such share withholding may be limited to the minimum required tax withholding obligation. The Committee may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of shares includible in income of the grantees.

Section 15. Section 409A Awards

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

Section 16. Termination of Employment, Transfer, Leave of Absence, etc.

(a) Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

(b) For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

Section 17. Amendments and Termination

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(d) or 3(e), without prior stockholder approval, in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 17 shall limit the Committee’s authority to take any action permitted pursuant to Section 3(d) or 3(e).

Section 18. Status of Plan

With respect to the portion of any Award that has not been exercised, a grantee shall have no rights greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

Section 19. General Provisions

(a) No Distribution. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Committee has determined, with advice of counsel (to the extent the Committee deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Committee may require that an individual make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 19(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s policies and procedures, including but not limited to its policy on insider trading, as may be in effect from time to time.

Section 20. Effective Date of Plan

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants Awards may be granted hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

Section 21. Governing Law

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Maryland, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:    March 14, 2017

DATE APPROVED BY STOCKHOLDERS:

CEDAR REALTY TRUST

CEDAR REALTY TRUST, INC.

2017 ANNUAL MEETING OF STOCKHOLDERS—May 2, 2017 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Cedar Realty Trust, Inc., a Maryland corporation, hereby appoints Bruce J. Schanzer, Philip R. Mays and Adina G. Storch and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 AM on May 2, 2017, and at any adjournment or adjournments thereof (the “Meeting”), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

CEDAR REALTY TRUST, INC.

May 2, 2017

GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy Card are available at www.cedarrealtytrust.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH HEREIN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017, FOR THE APPROVAL OF COMPENSATION FOR NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL OF ANNUAL FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL OF THE COMPANY’S 2017 STOCK INCENTIVE PLAN, AS ADOPTED BY THE COMPANY’S BOARD ON MARCH 14, 2017, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To indicate changes change    your to the the new    address registered address on name(s)    your in the account, address on the please account space check    above. may not the    Please be box submitted at note right and that via this method.

Abraham Eisenstat

Gregg A. Gonsalves

Pamela N. Hootkin

Paul G. Kirk, Jr.

Steven G. Rogers

Bruce J. Schanzer

Roger M. Widmann

2.    To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December

31, 2017.

3.    The approval (non-binding) of the compensation of the Company’s

Named Executive Officers.

4.    The approval (non-binding) of the frequency of future advisory YEAR1 YEARS2YEARS3 ABSTAIN votes to approve the compensation of our Named Executive

Officers.

5.    To approve the Company’s 2017 Stock Incentive Plan, as adopted by FORAGAINST ABSTAIN the Company’s Board of Directors on March 14, 2017.

6.    With discretionary authority upon such other matters as may properly come before the

Meeting.    MARK HERE IF YOU PLAN TO ATTEND THE MEETING.

PLEASE SIGN, DATE AND RETURN PROMPTLY “FOR” PROPOSALS IN THE ENCLOSED 2, 3 AND ENVELOPE. 5, AND FOR PLEASE “1 YEAR”MARKFOR YOUR PROPOSAL VOTE IN4. BLUE OR BLACK INK AS SHOWN HERE    x

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please full title sign as such. exactly If the as signer your name is a corporation, or names appear please on sign this full Proxy. corporate When name shares by duly are authorized held jointly, officer, each holder giving should full title sign. as such.    When    If signer signing is a as partnership, executor, administrator, please sign in attorney, partnership trustee name or by guardian, authorized please person. give

CEDAR REALTY TRUST, INC.

May 2, 2017

PROXY VOTING INSTRUCTIONS

instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the Meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON—You may vote your shares in person by attending the Annual Meeting.

GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and

Proxy Card are available at www.cedarrealtytrust.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00033333333304030100 2 050217

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,

“FOR” PROPOSALS 2, 3 AND 5, AND FOR “1 YEAR” FOR PROPOSAL 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF

NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE

NOMINEES SET FORTH HEREIN, FOR THE RATIFICATION OF THE APPOINTMENT OF

ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017, FOR THE

APPROVAL OF COMPENSATION FOR NAMED EXECUTIVE OFFICERS, FOR THE

APPROVAL OF ANNUAL FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL OF THE COMPANY’S 2017

STOCK INCENTIVE PLAN, AS ADOPTED BY THE COMPANY’S BOARD ON MARCH 14,

2017, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS

WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE

ENCLOSED ENVELOPE.

1. To elect 7 nominees for Directors:

Abraham Eisenstat

Gregg A. Gonsalves

Pamela N. Hootkin

Paul G. Kirk, Jr.

Steven G. Rogers

Bruce J. Schanzer

Roger M. Widmann

2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December

31, 2017.

3. The approval (non-binding) of the compensation of the Company’s

Named Executive Officers.

4. The approval (non-binding) of the frequency of future advisory votes to approve the compensation of our Named Executive

Officers.

5. To approve the Company’s 2017 Stock Incentive Plan, as adopted by the Company’s Board of Directors on March 14, 2017.

6. With discretionary authority upon such other matters as may properly come before the

Meeting.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.

FOR AGAINST ABSTAIN

1

YEAR

2

YEARS

3

YEARS ABSTAIN

FOR AGAINST ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.